THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
VARIABLE ANNUITY CONTRACTS
PORTFOLIO DIRECTOR 2
SEPARATE ACCOUNT A
FOR SERIES 2.1.20 TO 2.12.20                                         May 1, 1998

PROSPECTUS

Certain series of Portfolio Director 2 consist of group and individual variable annuity contracts that are offered by The Variable Annuity Life Insurance Company ("VALIC") to Participants in certain employer sponsored retirement plans. Portfolio Director 2 Series 2.1.20 to 2.12.20 consists of group variable annuity contracts that are offered by VALIC to Participants in certain employer sponsored retirement plans. Portfolio Director 2 may be available to you when you participate in a retirement program that qualifies for deferral of federal income taxes. Non-qualified contracts are also available for certain employer plans only. Portfolio Director 2 is composed of the following contract forms:
UIT-194, UITG-194, UITN-194, UIT-IRA-194 and UIT-SEP-194.

Portfolio Director 2 permits you to invest in and receive retirement benefits from Fixed Account Options and/or Variable Account Options. Each of these investment options is explained more fully in this prospectus. Here is a list of these investment options:

TWO FIXED ACCOUNT OPTIONS:    Fixed Account Plus
                          Short-Term Fixed Account

EIGHTEEN VARIABLE ACCOUNT OPTIONS*

American General Series Portfolio     Founders Funds, Inc.:                    Templeton Funds, Inc.:
 Company (AGSPC):                     Founders Growth Fund                     Templeton Foreign Fund --
  Growth Fund                         Neuberger&Berman Management Inc.:        Class 1
  International Government Bond Fund  Neuberger&Berman Guardian Trust
  Money Market Fund                                                            The Vanguard Group, Inc.:
  Science & Technology Fund           Putnam Investments:                      Vanguard Fixed Income
  Social Awareness Fund               Putnam Global Growth Fund                    Securities Fund --
  Stock Index Fund                    Putnam New Opportunities Fund                Long-Term Corporate
                                      Putnam OTC & Emerging Growth                 Portfolio
American Century Investment           Fund                                     Vanguard Fixed Income
  Management, Inc.:                                                                Securities Fund --
  American Century -- Twentieth       Scudder Kemper Investments, Inc.:            Long-Term U.S.
    Century Ultra Fund                Scudder Growth and Income Fund               Treasury Portfolio
                                                                               Vanguard/Wellington Fund
                                                                               Vanguard/Windsor II

* Each of these mutual funds is publicly available except for the six AGSPC
Funds.

--------------------------------------------------------------------------------

This prospectus provides you with information you should know before investing in Portfolio Director 2. This prospectus is accompanied by the current prospectuses for the mutual fund options listed above. Please read and retain each of these prospectuses for future reference.

A Statement of Additional Information, dated May 1, 1998, has been filed with the Securities and Exchange Commission. This Statement of Additional Information contains additional information about Portfolio Director 2 and is part of this prospectus. For a free copy, complete and return the form contained in the back of this prospectus or call 1-800-44-VALIC.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES. ALSO, IT HAS NOT PASSED ON WHETHER THIS PROSPECTUS IS ADEQUATE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

                                                 PAGE
                                                 ----
ABOUT THE PROSPECTUS...........................     1
PROFILE OF PORTFOLIO DIRECTOR 2................     2
FEE TABLE......................................     4
SELECTED PURCHASE UNIT DATA....................     7
ABOUT PORTFOLIO DIRECTOR 2.....................     8
ABOUT VALIC....................................     8
ABOUT VALIC SEPARATE ACCOUNT A.................     8
UNITS OF INTERESTS.............................     8
VARIABLE ACCOUNT OPTIONS.......................     9
     Summary of Funds..........................     9
PURCHASE PERIOD................................    19
     Purchase Payments.........................    19
     Purchase Units............................    19
     Calculation of Purchase Unit Value........    19
     Choosing Investment Options...............    20
          Fixed Account Options................    20
          Variable Account Options.............    20
     Stopping Purchase Payments................    20
TRANSFERS BETWEEN INVESTMENT OPTIONS...........    21
     During the Purchase Period................    21
     During the Payout Period..................    21
     Communicating Transfer or Reallocation
       Instructions............................    21
     Effective Date of Transfer................    21
FEES AND CHARGES...............................    22
     Account Maintenance Fee...................    22
     Surrender Charge..........................    22
          Amount of Surrender Charge...........    22
          10% Free Withdrawal..................    22
          Exceptions to Surrender Charge.......    22
     Premium Tax Charge........................    23
     Separate Account Charges..................    23
     Fund Annual Expense Charges...............    23
     Other Tax Charges.........................    23
     Reduction or Waiver of Account Maintenance
       Fee, Surrender, Mortality and Expense
       Risk Fee or Administration and
       Distribution Fee Charges................    24
     Separate Account Expense Reimbursement....    24
PAYOUT PERIOD..................................    25
     Fixed Payout..............................    25
     Variable Payout...........................    25
     Combination Fixed and Variable Payout.....    25
     Payout Date...............................    25
     Payout Options............................    25
     Enhancements to Payout Options............    26
     Payout Information........................    26
SURRENDER OF ACCOUNT VALUE.....................    27
     When Surrenders are Allowed...............    27
     Amount That May Be Surrendered............    27
     Surrender Restrictions....................    27
     Partial Surrenders........................    27
     Systematic Withdrawals....................    27
     Distributions Required By Federal Tax
       Law.....................................    28
EXCHANGE PRIVILEGE.............................    29
     Restrictions on Exchange Privilege........    29
     Taxes and Conversion Costs................    29


                                                 PAGE
                                                 ----
     Surrender Charges.........................    29
     Exchange Offers for Contracts Other Than
       Portfolio Director and Portfolio
       Director 2..............................    29
     Exchange Offer for Portfolio Director and
       Portfolio Director 2....................    30
     Comparison of Contracts...................    30
     Features of Portfolio Director 2..........    30
     Agents' and Managers' Retirement Plan
       Exchange Offer..........................    30
DEATH BENEFITS.................................    32
     Beneficiary Information...................    32
     Special Information for Individual Non-Tax
       Qualified Contracts.....................    32
     During the Purchase Period................    32
          Interest Guaranteed Death Benefit....    32
          Standard Death Benefit...............    33
     During the Payout Period..................    33
HOW TO REVIEW INVESTMENT PERFORMANCE OF
  SEPARATE ACCOUNT DIVISIONS...................    34
     Types of Investment Performance
       Information Advertised..................    34
       Total Return Performance Information....    34
       Standard Average Annual Total Return....    34
       Nonstandard Average Annual Total
       Return..................................    34
       Cumulative Total Return.................    34
       Annual Change in Purchase Unit Value....    34
       Cumulative Change in Purchase Unit
          Value................................    35
       Total Return Based on Different
          Investment Amounts...................    35
       An Assumed Account Value of $10,000.....    35
     Yield Performance Information.............    35
       AGSPC Money Market Division.............    35
       Divisions Other Than The AGSPC Money
          Market Division......................    35
     Performance Information: Average Annual
       Total Return, Cumulative Return and
       Annual and Cumulative Change in Purchase
       Unit Value Tables.......................    35
OTHER CONTRACT FEATURES........................    38
     Changes That May Not Be Made..............    38
     Change of Beneficiary.....................    38
     Contingent Owner..........................    38
     Cancellation -- The 20 Day "Free Look"....    38
     We Reserve Certain Rights.................    38
     Relationship to Employer's Plan...........    38
VOTING RIGHTS..................................    39
     Who May Give Voting Instructions..........    39
     Determination of Fund Shares Attributable
       to Your Account.........................    39
       During Purchase Period..................    39
       During Payout Period or after a Death
          Benefit Has Been Paid................    39
     How Fund Shares Are Voted.................    39
FEDERAL TAX MATTERS............................    40
     Type of Plans.............................    40
     Tax Consequences in General...............    40
     Effect of Tax-Deferred Accumulations......    41

YEAR 2000......................................    43
     Year 2000 Risks...........................    43


                                      (i)

ABOUT THE PROSPECTUS
--------------------------------------------------------------------------------

Unless otherwise specified in this prospectus, the words we, our, Company, and VALIC mean The Variable Annuity Life Insurance Company. The words you and your, unless otherwise specified in this prospectus, mean the participant, contract owner, annuitant or beneficiary.

We will use a number of other specific terms in this prospectus. We will, when that term is used in the prospectus, provide you with a definition of that term. The terms used in this prospectus for which we will provide you a definition are:

DEFINED TERMS                   PAGE NO.
-------------                   --------
Account Value                        21
Annuitant                            32
Assumed Investment Rate              25
Beneficiary                          32
Contract Owner                       32
Division                             34
Fixed Account Options                32
Home Office                          21
Mutual Fund or Fund                  08
Participant                          01
Participant Year                     22
Payout Period                        21
Payout Unit                          25
Purchase Payments                 19,34
Purchase Period                      21
Purchase Unit                        20
VALIC Separate Account A             39
Variable Account Options          09,32

This prospectus is being given to you to help you make decisions for selecting various investment options and benefits to plan and save for your retirement. It is intended to provide you with information about VALIC, Portfolio Director 2, and saving for your retirement.

The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns which are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

This prospectus describes a contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director 2 will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. This prospectus describes only the variable aspects of Portfolio Director 2 except where the Fixed Account Options are specifically mentioned.

For specific information about the Variable Account Options, you should refer to the mutual fund prospectuses you have been given with this document. You should keep these prospectuses to help answer any questions you may have in the future.

Following this introduction is a summary of the major features and options of Portfolio Director 2. This summary is called the "Profile of Portfolio Director 2." It is intended to provide you with a brief overview of those sections discussed in more detail in this prospectus.

PARTICIPANT -- the individual,
(in most cases you are the
Participant) for whom
Purchase Payments are made.

PROFILE OF PORTFOLIO DIRECTOR 2
--------------------------------------------------------------------------------

Portfolio Director 2 is VALIC's combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of Portfolio Director 2's major features is presented below. For a more detailed discussion of Portfolio Director 2, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

Portfolio Director 2 offers you a choice from among 18 Variable Account Options and two Fixed Account Options. You may invest in up to seven of these investment options at any one time.

--------------------------------------------------------------------------------

                    FIXED ACCOUNT
                    OPTIONS
-------------------------------------------------------------------------------------------------------------------------------
FIXED               Fixed                    Guaranteed high current                                     --
OPTIONS             Account Plus             interest income
                    -----------------------------------------------------------------------------------------------------------
                    Short-Term               Guaranteed current                                          --
                    Fixed Account            interest income
-------------------------------------------------------------------------------------------------------------------------------
                    VARIABLE ACCOUNT         INVESTMENT
                    OPTIONS                  STRATEGY                                                    ADVISER
-------------------------------------------------------------------------------------------------------------------------------
INDEX               AGSPC Stock              Growth through investments tracking                         VALIC
EQUITY              Index                    the S&P 500(R) Index
FUND                Fund
-------------------------------------------------------------------------------------------------------------------------------
ACTIVELY            AGSPC Growth             Growth through investments                                  VALIC
MANAGED             Fund                     in service sector companies
                    -----------------------------------------------------------------------------------------------------------
EQUITY              American Century --      Capital growth through                                      American Century
FUNDS               Twentieth Century        investments in common
                    Ultra Fund               stock
                    -----------------------------------------------------------------------------------------------------------
                    Founders                 Long-term growth of capital through                         Founders
                    Growth                   investment in common stocks of well
                    Fund                     established, high-quality growth companies
                    -----------------------------------------------------------------------------------------------------------
                    Neuberger&Berman         Capital appreciation, and secondarily                       Neuberger&Berman
                    Guardian Trust           current income by investing primarily                       Management Inc.
                                             in common stocks of long-established,
                                             high quality companies
                    -----------------------------------------------------------------------------------------------------------
                    Putnam Global            Capital appreciation through a globally                     Putnam
                    Growth Fund              diversified portfolio of common stocks
                    -----------------------------------------------------------------------------------------------------------
                    Putnam New               Long-term capital appreciation                              Putnam
                    Opportunities Fund       through investment in common stock
                    -----------------------------------------------------------------------------------------------------------
                    Putnam OTC &             Capital appreciation through                                Putnam
                    Emerging Growth          investments in common stocks of
                    Fund                     small-to-medium companies
                    -----------------------------------------------------------------------------------------------------------
                    Scudder Growth           Long-term growth of capital, current                        Scudder
                    and Income Fund          income and growth of income
                    -----------------------------------------------------------------------------------------------------------
                    Templeton                Long-term capital growth through investments                Templeton
                    Foreign                  in equity and debt securities of companies
                    Fund -- Class 1          and governments outside the U.S.
                    -----------------------------------------------------------------------------------------------------------
                    Vanguard/                Growth and income through                                   Vanguard
                    Windsor II               investment in common stock
-------------------------------------------------------------------------------------------------------------------------------
BALANCED            Vanguard/                Income and growth through 30 to 40%                         Vanguard
FUND                Wellington               investment in high quality corporate bonds
                    Fund                     and 60 to 70% investment in common stocks
-------------------------------------------------------------------------------------------------------------------------------
INCOME              AGSPC International      Income and possible growth through                          VALIC
FUNDS               Government               investments in high quality foreign
                    Bond Fund                government debt securities
                    -----------------------------------------------------------------------------------------------------------
                    Vanguard Fixed Income    Income through investment                                   Vanguard
                    Securities               in long-term high quality corporate bonds
                    Fund-Long-Term
                    Corporate Portfolio
                    -----------------------------------------------------------------------------------------------------------
                    Vanguard Fixed Income    Income through investment in                                Vanguard
                    Securities               long-term U.S. Treasury bonds
                    Fund-Long-Term
                    U.S. Treasury Portfolio
-------------------------------------------------------------------------------------------------------------------------------
SPECIALTY           AGSPC Science &          Growth through investments in stocks                        VALIC
FUNDS               Technology               of companies which benefit from
                    Fund                     development of science and technology
                    -----------------------------------------------------------------------------------------------------------
                    AGSPC Social             Growth through investments in                               VALIC
                    Awareness                stocks of companies meeting social
                    Fund                     criteria of the Fund
-------------------------------------------------------------------------------------------------------------------------------
MONEY               AGSPC Money              Income through investments in                               VALIC
MARKET              Market                   short-term money market
FUND                Fund                     securities
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
FIXED                --
OPTIONS
                    ------------------------------------------------------------
                     --
-----------------------------------------------------------------------------------------------------------------------
                     SUBADVISER
-------------------------------------------------------------------------------------------------------------------------------
INDEX                Bankers Trust
EQUITY
FUND
-------------------------------------------------------------------------------------------------------------------------------
ACTIVELY             T. Rowe Price
MANAGED
                    -----------------------------------------------------------------------------------------------------------
EQUITY               N/A
FUNDS
                    -----------------------------------------------------------------------------------------------------------
                     N/A
                    -----------------------------------------------------------------------------------------------------------
                     Neuberger&
                     Berman, LLC
                    -----------------------------------------------------------------------------------------------------------
                     N/A
                    -----------------------------------------------------------------------------------------------------------
                     N/A
                    -----------------------------------------------------------------------------------------------------------
                     N/A
                    -----------------------------------------------------------------------------------------------------------
                     N/A
                    -----------------------------------------------------------------------------------------------------------
                     N/A
                    -----------------------------------------------------------------------------------------------------------
                     N/A
-------------------------------------------------------------------------------------------------------------------------------
BALANCED             N/A
FUND
-------------------------------------------------------------------------------------------------------------------------------
INCOME               N/A
FUNDS
                    -----------------------------------------------------------------------------------------------------------
                     N/A
                    -----------------------------------------------------------------------------------------------------------
                     N/A
-------------------------------------------------------------------------------------------------------------------------------
SPECIALTY            T. Rowe Price
FUNDS
                    -----------------------------------------------------------------------------------------------------------
                     N/A
-------------------------------------------------------------------------------------------------------------------------------
MONEY                N/A
MARKET
FUND
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed description of the investment objective of each Fund can be found in the section of the prospectus entitled "Variable Account Options," and also in the current prospectus for each Fund mentioned.

INTEREST GUARANTEED DEATH
BENEFIT
Portfolio Director 2 offers a death benefit with an interest guarantee when death occurs prior to your reaching age 70.

This contract provision is not available in some states.

LOANS
Portfolio Director 2 offers a tax-free loan provision for tax-qualified contracts that gives you access to your money in either of the Fixed Account Options, subject to a minimum loan amount of $1,000. The availability of loans is subject to government regulations, as well as your employer's plan provisions.

Keep in mind that tax laws place restrictions on withdrawals (i.e. loans which are not repaid) if made prior to age 59 1/2.

TRANSFERS
There is no charge to transfer the money in your account among Portfolio Director 2's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. In Fixed Account Plus, up to 20% of your Account Value may be transferred during each contract year to other investment options.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each contract year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-621-7792. For more information on account transfers, see the "Transfers Between Investment Options" section in the prospectus.

FEES AND CHARGES

ACCOUNT MAINTENANCE FEE
If any of your account is invested in Variable Account Options, a quarterly account maintenance fee of $3.75 is charged to your account. If you invest only in Fixed Account Options during a calendar quarter no account maintenance fee is assessed. Reductions in the account maintenance fee may be available if certain conditions are met.

SURRENDER CHARGE
Under some circumstances a surrender charge is made to your account. These situations are discussed in detail in the section of the prospectus entitled "Fees and Charges -- Surrender Charge." When this happens the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you made to your account during the last 60 months.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

PREMIUM TAX CHARGE
Premium taxes ranging from zero to 3% are currently imposed by certain states and municipalities on Purchase Payments made under the contract.

SEPARATE ACCOUNT CHARGES
Depending on the Variable Account Option you choose you may incur a mortality and expense risk fee and an administration and distribution fee computed at an aggregate annualized rate of 0.80% to 1.05% during the purchase period and 1.00% to 1.25% during the payout period on the average daily net asset value of VALIC Separate Account A. Reductions in the mortality and expense risk fee and administration and distribution fee may be available for plan types meeting certain criteria.

FUND ANNUAL EXPENSE CHARGE
A daily charge based on a percentage of each Fund's average daily net asset value is payable by each Fund to its investment adviser. In addition to the management fees, each Fund incurs other operating expenses which may vary.

Since some of these fees may not apply to your contract, consult your VALIC Retirement Plan Specialist to see how these provisions apply to you.

SEPARATE ACCOUNT
EXPENSE REIMBURSEMENT
The Company will reimburse to certain Divisions any fees it receives from the Fund or its affiliate for providing the Fund administrative and shareholder services. In addition, the Company currently reimburses to certain Divisions a portion of the Company's administration and distribution fee for providing Variable Account Options. Such reimbursement arrangements are voluntary. For more information as to which Variable Account Options have a Separate Account Expense Reimbursement see the Fee Table.

PAYOUT OPTIONS
When you withdraw your money, you can select from several payout options: a lifetime annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of the prospectus.

FEDERAL TAX INFORMATION
Although deferred annuity contracts such as Portfolio Director 2 can be purchased with after-tax dollars, they are primarily used in connection with retirement programs which receive favorable tax treatment under federal law.

PURCHASE REQUIREMENTS
Purchase Payments may be made at any time and in any amount, subject to plan limitations.

To learn more about the
INTEREST GUARANTEED DEATH
BENEFIT, refer to the section
in the prospectus entitled
"Death Benefits."

More information on FEES
may be found in the
prospectus under the
headings "FEES AND
CHARGES" AND "FEE TABLE."

For a more detailed
discussion of these income
tax provisions, see the
"FEDERAL TAX MATTERS"
section of the prospectus and
of the Statement of Additional
Information.

For more information on
PURCHASE PAYMENTS, refer
to the "Purchase Period"
section of the prospectus.

FEE TABLE
--------------------------------------------------------------------------------

CONTRACT OWNER/PARTICIPANT EXPENSES(1)

  Account Maintenance Fee ($3.75 per quarter, annualized)(2)     $  15
  Maximum Surrender Charge(2)                                     5.00%

SEPARATE ACCOUNT EXPENSES
(as a percentage of Separate Account net assets):

                                       MORTALITY     ADMINISTRATION     SEPARATE
                                          AND             AND            ACCOUNT         TOTAL
                                      EXPENSE RISK    DISTRIBUTION       EXPENSE       SEPARATE
                FUND                     FEE(3)          FEE(3)       REIMBURSEMENT   ACCOUNT FEE
                ----                  ------------   --------------   -------------   -----------
AGSPC Growth                              0.25%           0.55%              --          0.80%
AGSPC International Government Bond       0.25            0.55               --          0.80
AGSPC Money Market                        0.25            0.55               --          0.80
AGSPC Science & Technology                0.25            0.55               --          0.80
AGSPC Social Awareness                    0.25            0.55               --          0.80
AGSPC Stock Index                         0.25            0.55               --          0.80
American Century -- Twentieth
  Century Ultra(4)                        0.25            0.80            (0.21%)        0.84
Founders Growth(4)                        0.25            0.80            (0.25)         0.80
Neuberger&Berman Guardian Trust(4)        0.25            0.80            (0.25)         0.80
Putnam Global Growth(4)                   0.25            0.80            (0.25)         0.80
Putnam New Opportunities(4)               0.25            0.80            (0.25)         0.80
Putnam OTC & Emerging Growth(4)           0.25            0.80            (0.25)         0.80
Scudder Growth and Income(4)              0.25            0.80            (0.25)         0.80
Templeton Foreign(4)                      0.25            0.80            (0.25)         0.80
Vanguard Fixed Income Securities
  Fund --
  Long-Term Corporate Portfolio(5)        0.25            0.80           (0.25)          0.80
Vanguard Fixed Income Securities
  Fund --
  Long-Term U.S. Treasury
  Portfolio(5)                            0.25            0.80           (0.25)          0.80
Vanguard/Wellington                       0.25            0.80               --          1.05
Vanguard/Windsor II                       0.25            0.80               --          1.05

FUND ANNUAL EXPENSES
(as a percentage of Fund net assets):

                                              MANAGEMENT   12B-1        OTHER      TOTAL FUND
                    FUND                         FEES      FEES      EXPENSES(6)    EXPENSES
                    ----                      ----------   -----     -----------   ----------
AGSPC Growth                                     0.80%       --         0.06%         0.86%
AGSPC International Government Bond              0.50        --         0.06          0.56
AGSPC Money Market                               0.50        --         0.07          0.57
AGSPC Science & Technology                       0.90        --         0.06          0.96
AGSPC Social Awareness                           0.50        --         0.06          0.56
AGSPC Stock Index                                0.27        --         0.07          0.34
American Century -- Twentieth Century Ultra      1.00        --         0.00          1.00
Founders Growth                                  0.67      0.25%(4)     0.18          1.10
Neuberger&Berman Guardian Trust(7)               0.84        --         0.04          0.88
Putnam Global Growth                             0.64      0.25(4)      0.35          1.24
Putnam New Opportunities                         0.50      0.25(4)      0.31          1.06
Putnam OTC & Emerging Growth                     0.56      0.25(4)      0.35          1.16
Scudder Growth and Income                        0.46        --         0.30          0.76
Templeton Foreign                                0.61      0.25(4)      0.22          1.08
Vanguard Fixed Income Securities Fund --
  Long-Term Corporate Portfolio                  0.03        --         0.29          0.32
Vanguard Fixed Income Securities Fund --
  Long-Term U.S. Treasury Portfolio              0.01        --         0.26          0.27
Vanguard/Wellington                              0.04        --         0.25          0.29
Vanguard/Windsor II                              0.15        --         0.22          0.37

                            See footnotes on page 6.

EXAMPLE #1 -- Assuming No Account Maintenance Fee and
              No Surrender at the End of the Period Shown:
--------------------------------------------------------------------------------

Total Expenses. You would pay the following expenses on a $1,000 investment under a typical Portfolio Director 2 Contract without a surrender charge or account maintenance fee imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                 ------   -------   -------   --------
AGSPC Growth Division 15                          $17      $ 52      $ 90       $197
AGSPC International Government Bond Division 13    14        43        75        164
AGSPC Money Market Division 6                      14        43        75        165
AGSPC Science & Technology Division 17             18        55        96        208
AGSPC Social Awareness Division 12                 14        43        75        164
AGSPC Stock Index Division 10                      12        36        63        139
American Century -- Twentieth Century Ultra
  Division 31                                      19        58       100        216
Founders Growth Division 30                        19        60       103        223
Neuberger&Berman Guardian Trust
  Division 29                                      17        53        91        199
Putnam Global Growth Division 28                   21        64       110        237
Putnam New Opportunities Division 26               19        59       101        218
Putnam OTC & Emerging Growth Division 27           20        62       106        229
Scudder Growth and Income Division 21              16        49        85        186
Templeton Foreign Division 32                      19        59       102        221
Vanguard Fixed Income Securities
  Fund -- Long-Term Corporate Portfolio Division
  22                                               11        36        62        137
Vanguard Fixed Income Securities
  Fund -- Long-Term U.S. Treasury Portfolio
  Division 23                                      11        34        59        131
Vanguard/Wellington Division 25                    14        42        74        162
Vanguard/Windsor II Division 24                    14        45        78        171

EXAMPLE #2 -- Assuming No Surrender at the End of the
                   Period Shown:
--------------------------------------------------------------------------------

Total Expenses. You would pay the following expenses on a $1,000 investment under a typical Portfolio Director 2 Contract without a surrender charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                 ------   -------   -------   --------
AGSPC Growth Division 15                          $17      $ 54      $ 93       $203
AGSPC International Government Bond Division 13    14        45        78        170
AGSPC Money Market Division 6                      15        45        78        171
AGSPC Science & Technology Division 17             18        57        98        214
AGSPC Social Awareness Division 12                 14        45        78        170
AGSPC Stock Index Division 10                      12        38        66        145
American Century -- Twentieth Century Ultra
  Division 31                                      19        60       103        222
Founders Growth Division 30                        20        61       106        229
Neuberger&Berman Guardian Trust
  Division 29                                      18        55        94        205
Putnam Global Growth Division 28                   21        66       113        243
Putnam New Opportunities Division 26               19        60       104        224
Putnam OTC & Emerging Growth Division 27           20        63       109        235
Scudder Growth and Income Division 21              16        51        88        192
Templeton Foreign Division 32                      20        61       105        226
Vanguard Fixed Income Securities
  Fund -- Long-Term Corporate Portfolio Division
  22                                               12        37        65        143
Vanguard Fixed Income Securities
  Fund -- Long-Term U.S. Treasury Portfolio
  Division 23                                      11        36        62        137
Vanguard/Wellington Division 25                    14        44        76        168
Vanguard/Windsor II Division 24                    15        47        81        177

EXAMPLE #3 -- Assuming Surrender at the End of the Period Shown:
--------------------------------------------------------------------------------

Total Expenses: You would pay the following expenses on a $1,000 investment under a typical Portfolio Director 2 Contract invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
AGSPC Growth Division 15                              $64      $104      $143       $203
AGSPC International Government Bond Division 13        61        95       128        170
AGSPC Money Market Division 6                          61        95       128        171
AGSPC Science & Technology Division 17                 65       107       148        214
AGSPC Social Awareness Division 12                     61        95       128        170
AGSPC Stock Index Division 10                          59        88       116        145
American Century -- Twentieth Century Ultra Division
  31                                                   66       109       153        222
Founders Growth Division 30                            66       111       156        229
Neuberger&Berman Guardian Trust
  Division 29                                          64       104       144        205
Putnam Global Growth Division 28                       68       115       163        243
Putnam New Opportunities Division 26                   66       110       154        224
Putnam OTC & Emerging Growth Division 27               67       112       159        235
Scudder Growth and Income Division 21                  63       101       138        192
Templeton Foreign Division 32                          66       110       155        226
Vanguard Fixed Income Securities Fund -- Long-Term
  Corporate Portfolio Division 22                      59        87       115        143
Vanguard Fixed Income Securities Fund -- Long-Term
  U.S. Treasury Portfolio Division 23                  58        86       112        137
Vanguard/Wellington Division 25                        61        94       126        168
Vanguard/Windsor II Division 24                        62        97       131        177

------------

(1) Premium taxes are not shown here, but may be charged by some states. See:
    "Premium Tax Charge" in this prospectus.

(2) Reductions in the surrender charge and the account maintenance fee are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance Fee, Surrender, Mortality and Expense Risk Fee or Administration and Distribution Fee Charges" and "Exceptions to Surrender Charge" in this prospectus.

(3) The mortality and expense risk fee and administration and distribution fee reflected in the Fee Table is deducted during the Purchase Period. The mortality and expense risk fee and administration and distribution fee deducted during the Payout Period is computed at an annualized rate of 1.00% to 1.25%, depending upon the Variable Account Option selected.

(4) For these Funds the Total Separate Account Fee equals the VALIC Separate Account A mortality and expense risk fee plus the administration and distribution fee reduced by the Separate Account Expense Reimbursement. Pursuant to the Separate Account Expense Reimbursement the Company's charges to these Divisions are reduced by an amount equal to payments from the underlying Fund and/or its affiliate for administrative and shareholder services provided by the Company. See "Fees and Charges -- Separate Account Expense Reimbursement" in this prospectus for more information.

    The following Funds and/or their affiliates pay administrative, shareholder service or distribution fees to the Company: American Century -- Twentieth Century (0.21%), Founders (0.25%), Neuberger&Berman (0.25%), Putnam (0.25%), Scudder (0.25%) and Templeton (0.25%). With respect to American
    Century -- Twentieth Century Ultra Fund, the Fund pays fees to the Company of 0.20% on assets in excess of $0 but less than $75 million, and 0.25% on assets in excess of $75 million.

(5) For these Funds the Total Separate Account Fee equals the VALIC Separate Account mortality and expense risk fee plus the administration and distribution fee reduced by the Separate Account Expense Reimbursement. The Separate Account Expense Reimbursement reflects a voluntary expense reimbursement made by the Company, effective May 1, 1998, directly to the Division which may be terminated by the Company at any time without notice.

(6) OTHER EXPENSES includes custody, accounting, reports to shareholders, audit, legal and other miscellaneous expenses. See each Fund's prospectus for a detailed explanation of these fees.

(7) Neuberger&Berman Management Incorporated voluntarily bears certain expenses of the Neuberger&Berman Guardian Trust ("Trust") so that the Trust's expense ratio per annum will not exceed the expense ratio per annum of the Fund by more than 0.10% of the Trust's average daily net assets. This arrangement can be terminated on sixty days' notice. For this Fund, MANAGEMENT FEES include administration expenses.

Note: These examples should not be considered representations of past or future expenses for VALIC Separate Account A or for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The purpose of the Fee Table above is to help Contract Owners and Participants understand the various expenses of VALIC Separate Account A and the Funds which are, in effect, passed on to the Contract Owners and Participants.

This Fee Table shows all charges and expenses which may be deducted from the assets of VALIC Separate Account A and from the Funds in which VALIC Separate Account A invests. For a further description of these charges and expenses, see "Fees and Charges" in this prospectus and the descriptions of fees and charges in each of the Fund's prospectuses. Any and all limitations on total charges and expenses are reflected in this Fee Table.

Selected Purchase Unit Data
--------------------------------------------------------------------------------

Portfolio Director 2 Series 2.1.20 to 2.12.20 is a new variable annuity product; therefore, there is no Selected Purchase Unit Data available at this time.

--------------------------------------------------------------------------------

ABOUT PORTFOLIO DIRECTOR 2

Portfolio Director 2 was developed to help you save money for your retirement. It offers you a combination of fixed and variable investment options that you can invest in to help you reach your retirement savings goals. Your contributions to Portfolio Director 2 can come from different sources, like payroll deductions or money transfers. Your retirement savings process with Portfolio Director 2 will involve two stages: the Purchase Period; and the Payout Period. The first is when you make contributions into Portfolio Director 2 called "Purchase Payments." The second, is when you receive your retirement payouts. For more information, see "Purchase Period" and the "Payout Period" in this prospectus.

You may choose, depending upon your retirement savings goals, your personal risk tolerances, and your retirement plan, to invest in the Fixed Account Options and/or the Variable Account Options described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in Portfolio Director 2.

ABOUT VALIC

We are a life insurance company organized in 1955 and located in the State of Texas. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director 2. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have Regional Offices throughout the United States. The addresses for these offices are given in the back of this prospectus.

VALIC is a member of the American General Corporation group of companies. Members of the American General Corporation group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively provide financial services with activities heavily weighted toward insurance.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to Portfolio Director 2's Variable Account Options, you will be sending that money through VALIC's Separate Account A. You do not invest directly in the Mutual Funds made available in Portfolio Director 2. VALIC's Separate Account A invests in the Mutual Funds on behalf of your account.

VALIC Separate Account A is made up of what we call "Divisions." Eighteen Divisions are available and represent the Variable Account Options in Portfolio Director 2. Each of these Divisions invests in a different Mutual Fund made available through Portfolio Director 2. For example, Division Ten represents and invests in the Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A in 1979 under Texas insurance law to allow you to be able to invest in a number of Variable Account Options available in Portfolio Director 2. VALIC Separate Account A is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940. Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933.

VALIC Separate Account A is administered and accounted for as part of VALIC's business operations. However, the income, capital gains or capital losses, whether or not realized of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of Portfolio Director 2, VALIC Separate Account A may not be charged with the liabilities of any other VALIC operation. As stated in Portfolio Director 2, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to Portfolio Director 2 be held exclusively for the benefit of the contract owner, participants, annuitants, and beneficiaries of Portfolio Director 2. When we discuss performance information in this prospectus, we mean the performance of a VALIC Separate Account A Division.

UNITS OF INTERESTS

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

All inquiries regarding
PORTFOLIO DIRECTOR 2
may be directed to your
VALIC Regional Office at
the addresses shown in the
back of this prospectus.

MUTUAL FUND OR FUND --
the investment portfolio(s)
of a registered open-end
management investment
company, which serves as
the underlying investment
vehicle for each Division
represented in VALIC
Separate Account A.

For more information about
VALIC, see the Statement of
Additional Information

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

Portfolio Director 2 enables you to participate in Divisions that represent eighteen Variable Account Options. These Divisions comprise all of the Variable Account Options that are made available to you through VALIC Separate Account A. See "About VALIC Separate Account A" in this prospectus.

Each individual Division represents and invests, through VALIC's Separate Account A, in specific mutual funds. Twelve of the Mutual Funds are also available to the general public. These mutual funds serve as the investment vehicles for Portfolio Director 2 and include:

- American General Series Portfolio
  Company (AGSPC) -- offers 6 funds, for which VALIC serves as investment adviser.

- American Century Investments -- offers 1 fund for which American Century Investment Management, Inc. serves as investment adviser.

- Founders Funds, Inc. -- offers 1 fund for which Founders Asset Management LLC serves as investment adviser.

- Neuberger&Berman Management Inc. -- offers 1 fund for which Neuberger&Berman Management Inc. serves as investment manager and Neuberger&Berman LLC, serves as sub-adviser.

- Putnam Investments -- offers 3 funds for which Putnam Investment Management Inc., serves as investment adviser.

- Scudder Kemper Investments, Inc. -- offers 1 fund for which Scudder Kemper Investments, Inc. serves as investment adviser.

- Templeton Funds Inc. -- offers 1 fund for which Templeton Global Advisors Limited serves as investment adviser.

- The Vanguard Group Inc. -- offers 4 funds for which Barrow, Hanley, Mewhinney & Strauss, Inc., Equinox Capital Management, Inc., Tukman Capital Management, Inc., Vanguard Core Management Group, Wellington Management Company, LLP and Vanguard Fixed Income Group serve as investment advisers.

Each of these Funds (except for AGSPC's International Government Bond Fund which is a non-diversified Fund) is registered as a diversified open-end, management investment company and is regulated under the Investment Company Act of 1940. For complete information about each of these Funds, including charges and expenses, you should refer to the prospectus for that Fund. Additional copies are available from VALIC or you may contact your VALIC Regional Office at the addresses shown in the back of this prospectus.

SUMMARY OF FUNDS

A brief summary of the investment objectives of each Mutual Fund is shown below. In addition to the investment objectives, the Account Value of an assumed $10,000 investment in each of the Divisions is shown in both table and graph form. This will reflect a deduction for separate account fees (mortality and expense risk fees plus administration and distribution fees minus any applicable reimbursements) and underlying fund charges. This will not reflect any deduction for account maintenance fees, surrender charges and premium taxes. These charges would further reduce your return. The Account Values in the graphs shown reflect Separate Account performance based on the performance of the underlying Fund for the last 10 fiscal years or, since inception of the underlying Fund if for less than 10 years. The returns shown in the tables reflect the historical performance of each Fund based on investment in a hypothetical Contract from the date of the Fund's inception. The actual performance of each Fund has been reduced by Separate Account fees that would have been incurred under the Contract. Investment return and principal value will fluctuate with market conditions, and for foreign investments, currencies and the economic and political climates of the countries where investments are made. Past performance cannot predict or guarantee future results.

For more information about how these returns were calculated including a statement of the charges reflected and tables showing historical performance information see "How to Review Investment Performance of Separate Account Divisions" in this prospectus.

VARIABLE ACCOUNT
OPTIONS -- investment
options that correspond
to Separate Account
Divisions offered by
Portfolio Director 2.
Investment returns on
Variable Account
Options may be positive
or negative depending on
the investment
performance of the
underlying Mutual Fund.

AGSPC
GROWTH FUND
(Division 15)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to provide long-term growth of capital through investment primarily in common stocks of U.S. growth companies engaged in service-related activities.

Annual Value of a $10,000
 Stipulated Payment made
      April 29,1994         $ Value
-------------------------   -------
        04/29/94            $10,000
        12/31/94             10,032
        12/31/95             14,715
        12/31/96             17,425
        12/31/97             20,916

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                     STIPULATED PAYMENT MADE APRIL 29, 1994

                                    [CHART]

                            PERIOD ENDED DECEMBER 31

AGSPC
INTERNATIONAL GOVERNMENT
BOND FUND
(Division 13)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks high current income through investments primarily in high quality debt securities issued or guaranteed by foreign governments.

Annual Value of a $10,000
 Stipulated Payment made
     October 1, 1991        $ Value
-------------------------   -------
        10/01/91            $10,000
        12/31/91             10,910
        12/31/92             11,156
        12/31/93             12,640
        12/31/94             13,098
        12/31/95             15,437
        12/31/96             15,988
        12/31/97             15,093

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE OCTOBER 1, 1991

                                    [CHART]

                            PERIOD ENDED DECEMBER 31

AGSPC
MONEY MARKET FUND
(Division 6)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1988        $ Value
-------------------------   -------
        01/01/88            $10,000
        12/31/88             10,593
        12/31/89             11,455
        12/31/90             12,263
        12/31/91             12,839
        12/31/92             13,151
        12/31/93             13,397
        12/31/94             13,795
        12/31/95             14,445
        12/31/96             15,049
        12/31/97             15,702

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1988

                                    [CHART]

                            PERIOD ENDED DECEMBER 31

AGSPC
SCIENCE & TECHNOLOGY FUND
(Division 17)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks long-term growth of capital through investment primarily in the common stocks and equity-related securities of companies that are expected to benefit from the development, advancement and use of science and technology.

Annual Value of a $10,000
 Stipulated Payment made
     April 29, 1994         $ Value
-------------------------   -------
        04/29/94            $10,000
        12/31/94             12,494
        12/31/95             20,036
        12/31/96             22,623
        12/31/97             23,023

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                     STIPULATED PAYMENT MADE APRIL 29, 1994

                                    [CHART]

                            PERIOD ENDED DECEMBER 31

AGSPC
SOCIAL AWARENESS FUND
(Division 12)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund.

Annual Value of a $10,000
 Stipulated Payment made
     October 2, 1989        $ Value
-------------------------   -------
10/02/89                    $10,000
12/31/89                     10,105
12/31/90                      9,901
12/31/91                     12,562
12/31/92                     12,878
12/31/93                     13,786
12/31/94                     13,479
12/31/95                     18,580
12/31/96                     22,853
12/31/97                     30,345

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE OCTOBER 2, 1989

                                    [CHART]

                            PERIOD ENDED DECEMBER 31

AGSPC
STOCK INDEX FUND
(Division 10)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Standard & Poor's 500 Stock Index(R)*.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1988        $ Value
-------------------------   -------
01/01/88                    $10,000
12/31/88                     11,336
12/31/89                     14,525
12/31/90                     13,852
12/31/91                     17,724
12/31/92                     18,751
12/31/93                     20,439
12/31/94                     20,418
12/31/95                     27,812
12/31/96                     33,865
12/31/97                     44,712

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1988

                                    [CHART]
                            PERIOD ENDED DECEMBER 31

 * "Standard & Poor's(R)", "S&P(R)" and "S&P 500(R)" are trademarks of Standard and Poor's ("S&P"). The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in this Fund.

AMERICAN CENTURY --
TWENTIETH CENTURY ULTRA
FUND
Investor Class Shares
(Division 31)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks capital growth. The Fund invests primarily in common stocks that are considered to have better-than-average prospects for appreciation.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1988        $ Value
-------------------------   -------
01/01/88                    $10,000
12/31/88                     11,234
12/31/89                     15,252
12/31/90                     16,538
12/31/91                     30,570
12/31/92                     30,693
12/31/93                     37,070
12/31/94                     35,426
12/31/95                     48,356
12/31/96                     54,475
12/31/97                     66,451

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1988

                                    [CHART]

                            PERIOD ENDED DECEMBER 31

FOUNDERS GROWTH FUND
(Division 30)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks long-term growth of capital. Fund invests primarily in common stocks of well established, high-quality growth companies.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1988        $ Value
-------------------------   -------
01/01/88                    $10,000
12/31/88                     10,399
12/31/89                     14,623
12/31/90                     12,971
12/31/91                     18,967
12/31/92                     19,616
12/31/93                     24,431
12/31/94                     23,429
12/31/95                     33,842
12/31/96                     39,116
12/31/97                     49,090

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1988

                                    [CHART]
                            PERIOD ENDED DECEMBER 31

NEUBERGER&BERMAN
GUARDIAN TRUST*
(Division 29)
---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks capital appreciation and, secondarily, current income. The Trust invests primarily in common stocks of long-established, high quality companies.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1988        $ Value
-------------------------   -------
01/01/88                    $10,000
12/31/88                     12,704
12/31/89                     15,315
12/31/90                     14,479
12/31/91                     19,298
12/31/92                     22,784
12/31/93                     25,661
12/31/94                     25,848
12/31/95                     33,847
12/31/96                     39,523
12/31/97                     46,198

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1988

                                    [CHART]
                            PERIOD ENDED DECEMBER 31

PUTNAM GLOBAL GROWTH
FUND
Class A Shares (Division 28)
---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks capital appreciation. Current income is only an incidental consideration in selecting investments for the Fund. The Fund is designed for investors seeking above-average capital growth potential through a globally diversified portfolio of common stocks. Dividend and interest income is only an incidental consideration.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1988        $ Value
-------------------------   -------
01/01/88                    $10,000
12/31/88                     10,818
12/31/89                     13,368
12/31/90                     12,043
12/31/91                     14,096
12/31/92                     14,019
12/31/93                     18,337
12/31/94                     18,039
12/31/95                     20,548
12/31/96                     23,752
12/31/97                     26,704

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1988

                                    [CHART]
                            PERIOD ENDED DECEMBER 31

 * Neuberger&Berman Guardian Trust ("Trust") started operating on August 3, 1993. It has identical investment objectives and policies and invests in the same portfolio as Neuberger&Berman Guardian Fund ("Fund"), which is also managed by Neuberger& Berman Management Incorporated ("N&B Management"). The performance information for the Trust before August 3, 1993 is for the Fund. N&B Management voluntarily bears certain operating expenses of the Trust so that the Trust's expense ratio per annum will not exceed the expense ratio per annum of the Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated on sixty days prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of the Fund.

PUTNAM NEW OPPORTUNITIES
FUND
Class A Shares
(Division 26)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation. Current income is only an incidental consideration. The Fund invests principally in common stocks of companies in sectors of the economy which the Fund's investment adviser believes possess above-average long-term growth potential.

Annual Value of a $10,000
 Stipulated Payment made
     August 31, 1990        $ Value
-------------------------   -------
        08/31/90            $10,000
        12/31/90             11,049
        12/31/91             18,364
        12/31/92             22,884
        12/31/93             30,127
        12/31/94             30,881
        12/31/95             44,819
        12/31/96             49,265
        12/31/97             59,879

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE AUGUST 31, 1990

                                    [CHART]

                            PERIOD ENDED DECEMBER 31

PUTNAM OTC & EMERGING
GROWTH FUND
Class A Shares
(Division 27)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks capital appreciation. The Fund invests primarily in common stocks traded in the over-the-counter ("OTC") market and common stocks, of "emerging growth" companies listed on securities exchanges. The Fund is designed for investors willing to assume above-average risk in return for above average capital growth potential. The Fund may trade securities for short-term profits.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1988        $ Value
-------------------------   -------
01/01/88                    $10,000
12/31/88                     11,528
12/31/89                     14,750
12/31/90                     13,196
12/31/91                     18,438
12/31/92                     20,613
12/31/93                     27,006
12/31/94                     27,395
12/31/95                     42,384
12/31/96                     43,967
12/31/97                     48,055

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1988

[CHART]
                            PERIOD ENDED DECEMBER 31

SCUDDER GROWTH AND
INCOME FUND
(Division 21)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks long-term growth of capital, current income and growth of income. The Fund invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying current dividends.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1988        $ Value
-------------------------   -------
01/01/88                    $10,000
12/31/88                     11,085
12/31/89                     13,862
12/31/90                     13,399
12/31/91                     16,995
12/31/92                     18,425
12/31/93                     21,078
12/31/94                     21,402
12/31/95                     27,783
12/31/96                     33,580
12/31/97                     43,335

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1988

[CHART]
                            PERIOD ENDED DECEMBER 31

TEMPLETON FOREIGN FUND
Class 1 Shares
(Division 32)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks long-term capital growth. Any income realized will be incidental. The Fund tries to achieve its goal by a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1988        $ Value
-------------------------   -------
01/01/88                    $10,000
12/31/88                     12,107
12/31/89                     15,678
12/31/90                     15,088
12/31/91                     17,704
12/31/92                     17,581
12/31/93                     23,863
12/31/94                     23,759
12/31/95                     26,204
12/31/96                     30,652
12/31/97                     32,422

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1988

                                    [CHART]

                            PERIOD ENDED DECEMBER 31

VANGUARD FIXED
INCOME SECURITIES
FUND -- LONG-TERM
CORPORATE PORTFOLIO
Institutional Class Shares
(Division 22)
---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks high level of current income consistent with the maintenance of principal and liquidity. The Portfolio invests in a diversified portfolio of investment grade bonds.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1988        $ Value
-------------------------   -------
01/01/88                    $10,000
12/31/88                     10,856
12/31/89                     12,374
12/31/90                     13,007
12/31/91                     15,563
12/31/92                     16,907
12/31/93                     19,157
12/31/94                     17,956
12/31/95                     22,460
12/31/96                     22,343
12/31/97                     25,145

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1988

                                    [CHART]

                            PERIOD ENDED DECEMBER 31

VANGUARD FIXED
INCOME SECURITIES
FUND -- LONG-TERM
U.S. TREASURY PORTFOLIO
Institutional Class Shares
(Division 23)
---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks high level of current income consistent with the maintenance of principal and liquidity. The Portfolio invests primarily in long-term U.S. Treasury securities backed by the full faith and credit of the U.S. Government. At least 65% of the Fund assets will be invested in U.S. Treasury bills, notes and bonds.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1988        $ Value
-------------------------   -------
01/01/88                    $10,000
12/31/88                     10,802
12/31/89                     12,608
12/31/90                     13,199
12/31/91                     15,339
12/31/92                     16,304
12/31/93                     18,844
12/31/94                     17,337
12/31/95                     22,323
12/31/96                     21,679
12/31/97                     24,425

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1988

                                    [CHART]
                            PERIOD ENDED DECEMBER 31

VANGUARD/WELLINGTON FUND
Institutional Class Shares
(Division 25)
---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks conservation of principal, a reasonable income return, and profits without undue risk.

This Fund seeks relative capital stability, a reasonable level of income, and the potential for capital appreciation. By balancing its investments among common stocks and bonds, the Fund is expected to provide lower investment risk and share price volatility (and a lower return in the long run) than a mutual fund which invests exclusively in common stocks.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1988        $ Value
-------------------------   -------
01/01/88                    $10,000
12/31/88                     11,490
12/31/89                     13,828
12/31/90                     13,300
12/31/91                     16,276
12/31/92                     17,382
12/31/93                     19,528
12/31/94                     19,232
12/31/95                     25,299
12/31/96                     29,073
12/31/97                     35,438

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1988

[CHART]
                            PERIOD ENDED DECEMBER 31

VANGUARD/WINDSOR II
Institutional Class Shares
(Division 24)
---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to provide long-term growth of capital and income by investing primarily in common stocks. The Fund's secondary objective is to provide current income.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1988        $ Value
-------------------------   -------
        01/01/88            $10,000
        12/31/88             12,343
        12/31/89             15,615
        12/31/90             13,910
        12/31/91             17,717
        12/31/92             19,635
        12/31/93             22,075
        12/31/94             21,591
        12/31/95             29,666
        12/31/96             36,431
        12/31/97             47,709

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1988

[CHART]

                            PERIOD ENDED DECEMBER 31

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. The Purchase Period can also end when a Portfolio Director 2 account is surrendered before the Payout Period. The amount, number, and frequency of your Purchase Payments is determined by the retirement plan for which Portfolio Director 2 was purchased.

PURCHASE PAYMENTS
You may establish an account only through a VALIC representative. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. Your employer is usually responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account.

Minimum initial and subsequent Purchase Payments are as follows:

                         Initial    Subsequent
     Contract Type       Payment     Payment
-----------------------  -------    ----------
Periodic Payment         $   30        $ 30
Single Payment           $1,000         -0-

Periodic Payment minimums apply to each Fixed Account Option or Variable Account Option selected. The Single Payment minimum applies to each of your accounts.

Purchase Payments are received in VALIC's Home Office. When an initial Purchase Payment is accompanied by an application, within 2 business days we will:

- Accept the Application -- and issue a contract. We will also establish your account and apply your Purchase Payment by crediting the amount to the Fixed Account Option or Variable Account Option selected;

- Reject the Application -- and return the Purchase Payment; or

- Request Additional Information -- to correct or complete the application.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. Under these circumstances, we will take one of the following actions:

  Return Purchase Payments. If we do not have your name, address or social security number, we will return the Purchase Payment to your employer unless this information is immediately provided to us.

  Employer-Directed Account. If we have your name, address and social security number and we have an Employer-Directed Account Agreement from your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in our Money Market Division Option. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

  Starter Account. If we have your name, address and social security number, but we do not have an Employer-Directed Account Agreement from your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division. We will send you follow-up letters requesting the information necessary to complete the application, including your allocation instructions. Unless a completed application or enrollment form is received by us within 105 days of establishment of your starter account, the account balance, including earnings, will be returned to your employer. We are not responsible for any adverse tax consequences to you that may result from the return of your employer's contributions.

PURCHASE UNITS
A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Units apply only to the Variable Account Options selected for your account. Purchase Unit values are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. New York time (see Calculation of Purchase Unit Value below for more information.) Purchase Units will be credited the same business day if Purchase Payments are received by our Home Office before the close of the Exchange. If not, they will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate.

CALCULATION OF PURCHASE UNIT VALUE
The Purchase Unit value for a Division is calculated as shown below:
Step 1: Calculate the gross investment rate:

  Gross Investment Rate
= (EQUALS)
  The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
/ (DIVIDED BY)
  The value of the Division for the immediately preceding day on which the values are calculated.

PURCHASE PAYMENTS -- an
amount of money you pay to
VALIC to receive the benefits
of an annuity Contract offered
by Portfolio Director 2.

For more information as to
how PURCHASE UNIT VALUES
are calculated, see the
Statement of Additional
Information.

--------------------------------------------------------------------------------

We calculate the gross investment rate as of 4:00 p.m. New York time on each business day when the New York Stock Exchange is open.
Step 2: Calculate net investment rate for any day as follows:

  Net Investment Rate
= (EQUALS)
  Gross Investment Rate (calculated in Step 1)
- (MINUS)
  Separate Account charges and any income tax charges.

Step 3: Determine Purchase Unit Value for that day.

  Purchase Unit Value for that day.
= (EQUALS)
  Purchase Unit Value for immediate preceding day.
X (MULTIPLIED BY)
  Net Investment Rate (as calculated in Step 2) plus 1.00.

CHOOSING INVESTMENT OPTIONS
There are 20 investment options offered in Portfolio Director 2. This includes 2 Fixed Account Options and 18 Variable Account Options. Unless provided otherwise, you may select and combine up to 7 of the 20 options. The Funds that underlie the Variable Account Options are registered as investment companies under and are subject to regulation of the Investment Company Act of 1940 (the Act). The Fixed Account Options are not subject to regulation under the Act and are not required to be registered under the Securities Act of 1933. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

FIXED ACCOUNT OPTIONS
Each of the Fixed Account Options are part of the Company's general assets. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in "Profile of Portfolio Director 2 Contract" appearing in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. We bear the entire investment risk for the Fixed Account Option. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets.
Here is how you may calculate the value of your Fixed Account Option during the Purchase Period:

  Value of Your Fixed Account Options
= (EQUALS)
  All Purchase Payments made to the Fixed Account Options
+ (PLUS)
  Amounts transferred from Variable Account Options to the Fixed Account Options + (PLUS)
  All interest earned
- (MINUS)
  Amounts transferred or withdrawn from Fixed Account Options (including applicable fees and charges)

VARIABLE ACCOUNT OPTIONS
You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus. A complete discussion of each of the Variable Account Options may be found in the "Variable Account Options" section in this prospectus. Based upon a Variable Account Option's Purchase Unit Value your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying fund (which may be positive or negative) and the deduction of VALIC Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.
Here is how to calculate the value of each Variable Account Option in your account during the Purchase Period:

  Value of Your Variable Account Option
= (EQUALS)
  Total Number of Purchase Units
X (MULTIPLIED BY)
  Current Purchase Unit Value

STOPPING PURCHASE PAYMENTS
Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before your Portfolio Director 2 account has been surrendered. While no Purchase Payments are being made, the number of Purchase Units outstanding will remain the same. (This is assuming no transfers or withdrawals are made.) The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

If your Account Value falls below $300, and you do not make any Purchase Payments for two years from the date we established your account, we may close the account and pay the Account Value (less any surrender charge) to you.

PURCHASE UNIT -- a
measuring unit used to
calculate your Account Value
during the Purchase Period.
The value of a Purchase Unit
will vary with the investment
experience of the Separate
Account Division you have
selected.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may transfer all or part of your Account Value between the various Fixed Account and Variable Account Options in Portfolio Director 2 without a charge. Transfer instructions may be made either in writing or by telephone as discussed below. Transfers may be made during the Purchase Period or during the Payout Period. We reserve the right to limit transfers as discussed below. Your employer's plan may also limit your rights to transfer.

DURING THE PURCHASE PERIOD
During the Purchase Period, transfers may be made between Portfolio Director 2's Fixed Account Options and Variable Account Options.

We currently permit transfers between Variable Account Options or from Variable Account Options to Fixed Account Options, at any time. We may, however, limit the number of transfers you can make.

Transfers are also permitted from the Fixed Account Options subject to the following limitations:

    FIXED                                        OTHER
ACCOUNT OPTION      VALUE       FREQUENCY     RESTRICTIONS
--------------  -------------  -----------  ----------------
Fixed Account
 Plus:          Up to 20% per  At any time  None (1)
                contract year
                    100%       At any time  If Account Value
                                            is
                                            less than or
                                            equal
                                            to $500
Short-Term
 Fixed
 Account:        Up to 100%    At any time  90-day Holding
                                            Period If
                                            transfer
                                            was previously
                                            made
                                            into Short-Term
                                            Fixed
                                            Account.(2)

---------------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.

DURING THE PAYOUT PERIOD
During the Payout Period, transfers may be made between Portfolio Director 2's investment options subject to the following limitations:

                             % OF ACCOUNT
                  ----------------------------------     OTHER
 ACCOUNT OPTION       VALUE           FREQUENCY       RESTRICTIONS
----------------  -------------  -------------------  ------------
Variable:          Up to 100%    Once every 365 days      None
Combination
 Fixed
 and Variable      Up to 100%    Once every 365 days      None
 Payout:           of money in
                    variable
                  option payout
Fixed:            Not permitted          --                --

COMMUNICATING TRANSFER OR
REALLOCATION INSTRUCTIONS
A written instruction to transfer or reallocate all or part of your Account Value between the various investment options in Portfolio Director, should be sent to VALIC's Home Office.

Instructions for transfers or reallocations may be made by calling 1-800-621-7792. Telephone transfers will be allowed unless we have been notified not to accept such telephone instructions. In this event, we must receive written instructions, in order to permit future telephone transfers to be made. Before a transfer will be made by telephone, you must give us the requested identifying information concerning your account(s).

Unless we have been instructed not to accept requests for telephone transfers, anyone may effect a telephone transfer if they furnish the requested information. You will bear any loss resulting from such instructions, whether the caller was specifically authorized by you or not.

No one that we employ or that represents VALIC may give telephone instructions on your behalf without VALIC's prior written permission. (This does not apply to a contract with the immediate family of an employee or representative of VALIC).

We will send you a confirmation of the completed transfer within 5 days from the date of your instruction. When you receive your confirmation, it is your duty to verify the information shown, and advise us of any errors within one business day.

You will bear the risk of loss arising from instructions received by telephone. We are not responsible for the authenticity of such instructions. Any telephone instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instruction may not be made during the Payout Period. We reserve the right to stop telephone transfers at any time.

EFFECTIVE DATE OF TRANSFER
The effective date of a transfer will be:

- The date of receipt, if received in our Home Office before the close of regular trading of the New York Stock Exchange on a day values are calculated; (Normally, this will be 4:00 P.M. New York time); otherwise

- The next date values are calculated.

ACCOUNT VALUE -- the total
sum of your Fixed Account
and/or Variable Account
Options that have not yet
been applied to your Payout
Payments.

PURCHASE PERIOD -- the time
between your first Purchase
Payment and your Payout
Period (or surrender).

HOME OFFICE -- Our
principal office at 2929 Allen
Parkway, Houston, Texas
77019.

PAYOUT PERIOD -- the time
that starts when you begin to
withdraw your money in a
steady stream of payments.

FEES AND CHARGES
--------------------------------------------------------------------------------

By investing in Portfolio Director 2, you may be subject to six basic types of fees and charges:

- Account Maintenance Fee
- Surrender Charge
- Premium Tax Charge
- Separate Account Charges
- Fund Annual Expense Charge
- Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus.

ACCOUNT MAINTENANCE FEE

An account maintenance fee of $3.75 will be deducted on the last day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your Account to pay the account maintenance fee. If you invest only in Fixed Account Options during a calendar quarter, this fee will not apply. If all your money in a Variable Account Option is withdrawn, or transferred to a Fixed Account Option, the fee will be deducted at that time. The fee will be assessed equally among the Variable Account Options that make up your Account Value.

The account maintenance fee is to reimburse the Company for our administrative expenses for providing Variable Account Options. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. We do not expect that the amount of fees we receive will be greater than our expenses.

The amount of the account maintenance fee may be reduced or waived if Portfolio Director 2 is issued to certain types of plans which are expected to result in lower costs to VALIC. To learn more about how we determine if account maintenance fees may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee, Surrender, Mortality and Expense Risk Fee or Administration and Distribution Fee Charges" section in this prospectus. If you have two or more accounts established under the same group contract, we may agree to deduct an account maintenance fee from only one account.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge may not be greater than:

- Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

- Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.
These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

- To money applied to provide a Payout Option;

- To death benefits;

- If no Purchase Payments have been received during the 60 months prior to the date of surrender;

- If your account has been in effect for 15 years or longer;

- If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

- To "No Charge Systematic Withdrawals";

- Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

PARTICIPANT YEAR -- the first
twelve month period and
then each yearly anniversary
of that period following the
issue date of the contract or
certificate.

--------------------------------------------------------------------------------

- If you have become totally and permanently disabled, defined as follows: You are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

- If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

The surrender charge may be reduced or waived if Portfolio Director 2 is issued to certain types of plans which are expected to result in lower costs to VALIC. To learn more about how we determine if a surrender charge may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee, Surrender, Mortality and Expense Risk Fee or Administration and Distribution Fee Charges"
section in this prospectus.

PREMIUM TAX CHARGE

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from zero to 3%.

If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will, of course, comply. Otherwise, such tax will be deducted from the Payout Value when annuity payments are to begin.

If we deduct an amount for premium taxes, but later find the tax was not due, we will:

- Adjust the amount deducted in error to reflect investment experience from the date of the deduction to the date we determined the tax was not due; and

- Apply the excess amount, as adjusted, to increase the number of Pay-in or Payout Units.

SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk fee and an administration and distribution fee applied to VALIC Separate Account A. This is a daily charge at an aggregate annualized rate of 0.80% to 1.05% during the Purchase Period and 1.00% to 1.25% during the Payout Period on the average daily net asset value of VALIC Separate Account A. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under Portfolio Director. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period an interest guaranteed death benefit. For more information about the interest guaranteed death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering Portfolio Director 2, no matter how large the cost may be.

The Company may make a profit on the mortality and expense risk fee and on the administration and distribution fee.

The administration and distribution fee is to reimburse the Company for our administrative expenses for providing Variable Account Options. This includes the expense of administration and marketing (including but not limited to enrollment, participant communication and education).

For more information about the mortality and expense risk fee, and administration and distribution fee see the Fee Table in this prospectus.

The mortality and expense risk fee or administration and distribution fee may be reduced or waived if issued to certain types of plans that are expected to result in lower costs to VALIC. To learn more about how we determine if the mortality and expense risk fee or administration and distribution fee may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee, Surrender, Mortality and Expense Risk Fee or Administration and Distribution Fee Charges" section of this prospectus.

FUND ANNUAL EXPENSE CHARGES

Investment management charges based on a percentage of each Fund's average daily net assets are payable by each Fund. Depending on the Variable Account Option selected, the charges will be paid by each Fund to its investment adviser. These charges and other Fund charges and expenses are fully described in the prospectuses for the Funds. These charges indirectly cost you because they lower your return.

OTHER TAX CHARGES

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

--------------------------------------------------------------------------------

REDUCTION OR WAIVER OF ACCOUNT
MAINTENANCE FEE, SURRENDER,
MORTALITY AND EXPENSE RISK FEE OR ADMINISTRATION AND DISTRIBUTION FEE CHARGES

We may, as described below, determine that the account maintenance fee, surrender charges, mortality and expense risk fee or administration and distribution fee for Portfolio Director 2 may be reduced or waived. We may reduce or waive these fees and charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  -  The type of retirement program.

     Certain types of retirement programs because of their stability can result in lower administrative costs.

  - The nature of your retirement program.

    Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders thus reducing administrative costs.

  - Other factors of which we are not presently aware which could reduce administrative costs.

  We review the following additional factors to determine whether we can reduce or waive account maintenance fees:

  - The frequency of Purchase Payments for your retirement program.

    Purchase Payments received no more than once a year can reduce administrative costs.

  - The administrative tasks performed by your employer for your retirement program.

    The employer sponsoring your retirement program can, through their method of remitting Purchase Payments, reduce administrative costs.

We review to following additional factors to determine whether we can reduce or waive surrender charges:

  - The size of your retirement program.

    A retirement program which involves a larger group of employees may allow us to reduce sales expenses.

  - The total amount of Purchase Payments to be received for your retirement program.

    Larger Purchase Payments can reduce sales expenses.

  - The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

  We review the following additional factors to determine whether we can reduce or waive the mortality and expense fee or administration and distribution fee:

  - The frequency of Purchase Payments for your retirement program.

  - The size of your retirement program.

  - The amount of your retirement program's periodic purchase payment.

  We will only do this if permitted by this Contract and by VALIC guidelines in effect at the time. In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

  SEPARATE ACCOUNT EXPENSE
  REIMBURSEMENT

  Some of the Mutual Funds or their affiliates may have an agreement with the Company to pay the Company for certain administrative and shareholder services it provides to the underlying Fund. The Company will reduce its charges to the Division investing in that Fund by the full amount of any of these payments it receives. In addition, the Company currently reimburses certain Divisions a portion of the Company's administration and distribution fee. Such reimbursement arrangements are voluntary. See the Fee Table in this prospectus for an identification of those Funds for which a reimbursement applies.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period (Annuity Period) begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT
Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

  - Type and duration of Payout Option chosen;

  - Your age or your age and the age of your survivor (1);

  - Your sex or your sex and the sex of your survivor (1) (IRA's and certain nonqualified contracts);

  - The portion of your Account Value being applied; and

  - The payout rate being applied and the frequency of the payments.

(1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

VARIABLE PAYOUT
With a Variable Payout, you may select up to 7 Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an Assumed Investment Rate of 3 1/2% is used (unless you select a higher rate.) If the net investment experience of the Variable Account Option exceeds your Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.

COMBINATION FIXED AND VARIABLE
PAYOUT
With a Combination Fixed and Variable Payout, you may choose:

  - Up to 6 Variable Account Options (payments will vary); with a

  - Fixed Payout (payment is fixed and guaranteed).

PAYOUT DATE
The Payout Date is the date elected by you on which your payout (annuity) payments will start. The date elected must be the first of any month provided 30 days advance notice has been given to VALIC. Your account will be valued ten days prior to the end of the month preceding the Payout Date. A request to start payments must be sent to our Home Office on a form approved by VALIC. Generally, for qualified contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire. For nonqualified contracts, the Payout Date may begin at any time prior to your 85th birthday. For additional information on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans or simplified employee plans ("SEPs"), see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

PAYOUT OPTIONS
You may specify the manner in which your Payout Payments are made. You may select one of the following options:

  - LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.

  - LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period.

PAYOUT UNIT -- a measuring
unit used to calculate Payout
Payments from your Variable
Account Option. Payout Unit
values will vary with the
investment experience of the
VALIC Separate Account A
Division you have selected.

ASSUMED INVESTMENT
RATE -- the rate used to
determine your first monthly
Payout Payment per
thousand dollars of Account
Value in your Variable
Account Option(s).

--------------------------------------------------------------------------------

    - LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. Upon your death, your beneficiary will receive a lump sum payment equal to the remaining Annuity Value.

    - JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and your beneficiary. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

    - PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and thirty. Upon your death, payments will continue to your beneficiary until the designated period is completed.

ENHANCEMENTS TO PAYOUT OPTIONS
You may be able to select enhancements to the Payout Options described above. These enhancements include partial annuitization, flexible payments of varying amounts and inflation protection payments. Additionally, certain options may be available with a one to twenty year guaranteed period. The Joint and Survivor Life Option may be available with a one to twenty year guaranteed period option. Not all of the enhancements are available under each option.

PAYOUT INFORMATION
Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during your life expectancy. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences if you do not meet an exception to federal tax law. See "Federal Tax Matters" in this prospectus.

Your Payment Option should be selected at least 30 days before your Payout Date. If such selection is not made:

  - Payments will be made under the Life with Guaranteed Period Option, and

  - The payments will be guaranteed for a 10 year period, and

  - The payments will be based on the allocation used for your Purchase
    Payments,

  - Fixed Account Option will be used to distribute payments to you on a Fixed Payout basis,

  - Variable Account Options will be used to distribute payments to you on a Variable Payout basis.

Your first Payout Payment must total at least $25.

Most Payout Payments are made monthly. If the amount of your payment is less than $25, we reserve the right to reduce the number of payments made each year so each of your payments are at least $25.

For more information about
PAYOUT OPTIONS OR
ENHANCEMENTS
of those Payout Options
available under the Contract,
see the "Statement of
Additional Information".

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------

WHEN SURRENDERS ARE ALLOWED
You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  - allowed under federal and state law; and

  - allowed under your employer's plan.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus.

AMOUNT THAT MAY BE SURRENDERED
The amount that may be surrendered at any time can be determined as follows:

                                               Your
                                              Account
       Allowed                               Value(1)
      Surrender           = (EQUALS)         - (MINUS)
        Value                             Any Applicable
                                             Surrender
                                              Charge

  1: Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the Surrender Value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

We will mail to you the Surrender Value within 7 calendar days after we receive your properly completed surrender request at our Home Office. However, we may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See "Offering, Purchase and Redemption of Fund Shares" in the Series Company Statement of Additional Information. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of your Surrender Value until the check clears. The rest of the Surrender Value will be processed as usual.

SURRENDER RESTRICTIONS
Generally, Internal Revenue Code Section 403(b)(11) permits total or partial distributions from a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, and in many Section 403(b) contracts, no surrender or partial surrender will be allowed except for termination of employment, retirement or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except for termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  - death benefits; and

  - certain small amounts approved by the State of Florida.

PARTIAL SURRENDERS
You may request a partial surrender of your Account Value at any time. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

     The amount                            Your Purchase
     surrendered                            Units next
  from the Variable                       computed after
   Account Option                           the written
      + (PLUS)          / (DIVIDED BY)      request for
    Any Surrender                          surrender is
       Charge                             received at our
                                           Home Office.

The Surrender Value will be reduced by a full quarterly account maintenance fee charged in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS
You may elect to withdraw all or part of your Account Value under a systematic withdrawal method described in your annuity contract offered by Portfolio Director 2. There will be no surrender charge for withdrawals using this method, which provides for:

  - Payments to be made to you;

  - Payment over a stated period of time (but not less than five years);

  - Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options which you selected. A systematic withdrawal election may not be changed but can be revoked at no charge. Once revoked, a systematic withdrawal may not be elected again. No more than one systematic

--------------------------------------------------------------------------------

withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change its terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW. There will be no surrender charge on a minimum distribution required by federal tax law (known as No Charge Minimum Distribution), if the withdrawal:

  - Is made payable to you; and

  - Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director 2 Contract and VALIC.

This contract feature will not be available in any year that an amount has been withdrawn under the no charge systematic withdrawal method. See "Federal Tax Matters" in this prospectus and in the Statement of Additional Information for more information about required distributions imposed by tax law.

For an explanation of possible adverse tax consequences of a surrender, see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

We issue other fixed and/or variable annuity contracts (other contracts) in addition to Portfolio Director 2. These other contracts are listed below. We will allow you, under certain conditions, to exchange from one of these other contracts to Portfolio Director 2. This exchange privilege will be available only to other contracts purchased through your employer-sponsored retirement plan and for which we have not yet started making payments under a Payout Option. If you elect to exercise one of these exchange offers, you should contact any of our Regional Offices at the addresses shown in the back of this prospectus.

RESTRICTIONS ON EXCHANGE PRIVILEGE

We will impose certain general restrictions and rules on the exchange privileges.

  - Partial exchanges are not permitted.

  - Exchanges from Portfolio Director 2 to other contract forms are not permitted. (Exchanges between Portfolio Director 2 and other contracts in the Portfolio Director series of annuities are permitted.)

  - This exchange privilege is only available for those other contracts listed below.

Additionally, if you have your money in a fixed account of one of the below listed other contracts, you must exchange directly into the Fixed Account Options of Portfolio Director 2. You will be subject to all of the rules that apply to the Fixed Account Options in Portfolio Director 2. For example, you will be subject to the rules concerning transfers among investment options as stated in the Transfers Between Investment Options section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in Portfolio Director 2.

WE RESERVE THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THESE EXCHANGE PRIVILEGES AT ANY TIME.

TAXES AND CONVERSION COSTS

We will impose no fee or charge for these exchanges. Please read the "Federal Tax Matters" section in this prospectus for information about the federal income tax treatment of Portfolio Director 2.

SURRENDER CHARGES

We will generally not impose nor waive existing surrender charges as a result of your electing to exchange from one of the other contracts.

For purposes of determining surrender charges, we often consider time in the contract. For SPQ181 and SPQ181-1 Contracts, the contract date for determining surrender charges under Portfolio Director 2 will be the SPQ181 and SPQ181-1 contract date plus one year. For example, if you have an SPQ181 contract with a contract date of January 1, 1993, upon exchange into Portfolio Director 2, the contract date for surrender charges purposes becomes January 1, 1994.

For any other contract, the contract date for determining surrender charges under Portfolio Director 2 will be the same date as the other contract, but no earlier than January 1, 1982. (The effect of this is to potentially shorten the charge period for Purchase Payments subsequently made to Portfolio Director 2.)

If there is no surrender charge on assets within another contract, we will not impose charges on those assets as a result of an exchange. If surrender charges are to be based on Purchase Payments within a contract, we will consider purchase payments in the other contract to have been transferred to Portfolio Director 2 for purposes of calculating the surrender charge. The effective dates of these Purchase Payments will also be retained for surrender charge purposes.

The Portfolio Director 2 surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

EXCHANGE OFFERS FOR CONTRACTS OTHER THAN
PORTFOLIO DIRECTOR AND PORTFOLIO DIRECTOR 2

The following other contracts may be exchanged.

  - V-Plan Contracts (IFA-582 and GFA-582 Contracts)

  - Compounder Contracts (C-1-75 and IFA-78 Contracts)

  - Independence Plus Contracts (UIT-585 and UITG-585 Contracts)

  - Impact Contracts (UIT-981 Contracts)

  - SA-1 or SA-2 (GUP-64, GUP-74 and GTS-VA Contracts)

  - FSPA-75, FSPA-73-3, FSPA-779 Contracts

  - SPQ181, SPQ181-1 Contracts

  - CTA 978 Contract

  - TFA-379 Contract

  - SDA-578, SDA-773-T Contract

  - IRA-579 Contracts

--------------------------------------------------------------------------------

Portfolio Director 2 will have the same Account Value (called Accumulation Value in the other contracts) as the other contracts.

EXCHANGE OFFER FOR PORTFOLIO DIRECTOR AND PORTFOLIO DIRECTOR 2

Subject to the restrictions stated below and the general restrictions on exchange privileges stated above you may exchange from Portfolio Director to Portfolio Director 2. You may also exchange from Portfolio Director 2 to Portfolio Director. Additionally, you may also make exchanges among the series of Portfolio Director 2. Once you have made any of the exchanges described in this paragraph you must wait 120 days before making another exchange between Portfolio Director and Portfolio Director 2.

Both Portfolio Director and Portfolio Director 2 are available to qualified contracts and certain non-qualified contracts. Portfolio Director 2 is not available to non-qualified contracts issued to individuals. Please read the "Federal Tax Matters" in this prospectus for information about the federal income tax treatment of Portfolio Director 2.

COMPARISON OF CONTRACTS

You should carefully compare the features, charges and restrictions of the other contracts to those of Portfolio Director 2. A more detailed comparison of the features, charges, and restrictions between each above listed other contract and Portfolio Director 2 is provided in the Statement of Additional Information. Portfolio Director and Portfolio Director 2 contain the same provisions except as to the level of fees and as to available Variable Account Options and certain Separate Account Expense Reimbursements. See "Fees and Changes" in this prospectus.

For the V-Plan and Compounder Contract you should refer to the terms of the contract or certificate. For the other contracts please refer to its most recently dated prospectus for a complete description of the contract terms and conditions. Those prospectuses are incorporated herein by reference. If you want an additional copy of any of these prospectuses or Statements of Additional Information, please contact us at the address shown in the introduction of the prospectus.

Please refer to the prospectus and Statement of Additional Information for Portfolio Director and the different series of Portfolio Director 2 for information about the specific features and charges of such products.

Features of Portfolio Director 2

In deciding whether you want to exercise these exchange privileges, you should consider the following factors of Portfolio Director 2.

  - Portfolio Director 2 has more investment options to select from.

  - Portfolio Director 2 has 12 publicly available mutual funds as investment options.

  - The Portfolio Director 2 surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

  - Portfolio Director 2 has an Interest Guaranteed Death Benefit.

  - Portfolio Director 2's Fund fees and charges are different than the other contracts and in some cases may be higher.

  - Different series of Portfolio Director 2 may charge fees higher or lower than other series of Portfolio Director 2.

  - Portfolio Director 2's guaranteed annuity rates and guaranteed interest rates may be less favorable than the other contracts.

AGENTS' AND MANAGERS' RETIREMENT PLAN
EXCHANGE OFFER

General. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts, Independence Plus Contracts and Portfolio Director for the equivalent units of interest in Portfolio Director 2.

Agents and managers of VALIC who enter into the voluntary exchange will not incur under Portfolio Director 2 any surrender charges or account maintenance fees. Other individuals who may exchange to Portfolio Director 2 from SA-1, Independence Plus or Portfolio Director Contracts may have surrender charges and account maintenance fees imposed under Portfolio Director 2. All other provisions with regard to exchange offers referenced in the section entitled "Exchange Offers" will apply to the Agents' and Managers' Retirement Plan Exchange Offer.

Pursuant to this voluntary exchange offer, participants in the Plan will have three options to choose from. As to the funding vehicle for

--------------------------------------------------------------------------------

their purchase payment plan, the participant may choose to:

  - Remain in the SA-1 Contract, Independence Plus Contract or Portfolio
    Director.

  - Leave current assets in the SA-1 Contract, Independence Plus or Portfolio Director and direct future Purchase Payments to Portfolio Director 2; or

  - Transfer all current assets and future Purchase Payments to Portfolio Director 2.

If the participant chooses to remain in either the SA-1 Contract, Independence Plus Contract or Portfolio Director, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract, Independence Plus Contract or Portfolio Director, respectively. If the participant chooses to leave current assets in the SA-1 Contract, the Independence Plus Contract or Portfolio Director and direct future Purchase Payments to Portfolio Director 2, the current assets will be controlled by the provisions of the SA-1 Contract, the Independence Plus Contract or Portfolio Director, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director 2 subject to the exception that surrender charges and account maintenance fees will not be imposed under Portfolio Director 2. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director 2, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director 2 subject to the exception that surrender charges and account maintenance fees will not be imposed under Portfolio Director 2.

Once a participant transfers assets and future Purchase Payments to Portfolio Director 2 the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. Exchanges to Portfolio Director will be permitted. See "Exchange Offer for Portfolio Director and Portfolio Director 2" in this prospectus. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director 2, the participant will be allowed at a later date to transfer the current assets to Portfolio Director 2. For a complete analysis of the differences between the SA-1 contract, the Independence Plus Contract or Portfolio Director and Portfolio Director 2, you should refer to the Statement of Additional Information and the form of the contract or certificate for its terms and conditions.

DEATH BENEFITS
--------------------------------------------------------------------------------

Portfolio Director 2 will pay death benefits during either the Purchase Period or the Payout Period. How these death benefits will be paid are discussed below. The death benefit provisions in Portfolio Director 2 may vary from state to state.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

- In a lump sum; or

- In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law.

Beneficiaries Other Than Spouses.

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid.

- In full within 5 years after the Annuitant's death; or

- By payments beginning within 1 year after the Annuitant's death under:

  - A life annuity;

  - A life annuity with payments certain; or

  - An annuity for a designated period.

If the Annuitant dies before the Annuity Date, the Beneficiary as named by you may receive the payout.

Payments certain or payments for a designated period cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under Portfolio Director 2.

SPECIAL INFORMATION FOR INDIVIDUAL
NON-TAX QUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a Non-Tax Qualified Contract are not the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the Contingent Owner, if any, or to the Contract Owner's estate. Such transfers will be considered a taxable event by the IRS.

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period. Interest Guaranteed Death Benefit and Standard Death Benefit.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This contract provision is not available in some states.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives proof of death.

Here is how to calculate the death benefit:
Step 1: Determine your Fixed Account Option Value by taking the greater of:

  Value of Fixed Account Option on date
  proof of death Is received by VALIC
  OR
  100% of Purchase Payments placed
  in Fixed Account Option
- (minus)
  Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2: Determine your Variable Account Option Value by taking the greater of:

  Value of Variable Account Option on date proof of death is received by VALIC
  OR
  100% of Purchase Payments placed in
  Variable Account Options
- (minus)
  Prior withdrawals (out of) or transfers
  (out of) the Variable Account Option
+ (plus)
  Interest at an annual rate of 3%

--------------------------------------------------
Step 3: Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

BENEFICIARY -- the person
designated to receive Payout
Payments upon the death of
an Annuitant.

ANNUITANT -- the individual,
(in most cases this person is
you) to whom Payout
Payments will be paid.

CONTRACT OWNER -- either
your employer or organization
in the case of a group
contract or the Annuitant in
the case of an individual
contract. If the contract is an
individual non-qualified type,
this is generally the Annuitant
but a Contingent Contract
Owner may also be provided
for.

FIXED ACCOUNT OPTIONS -- a
particular subaccount into
which your Purchase
Payments and Account Value
may be allocated to fixed
investment options. Currently,
the Fixed Account Options in
Portfolio Director 2 are Fixed
Account Plus and Short-Term
Fixed Account. Each option
of this type is guaranteed to
earn at least a minimum rate
of interest.

VARIABLE ACCOUNT
OPTIONS -- Investment
Options that correspond to
VALIC Separate Account A
Divisions offered by Portfolio
Director 2. Investment returns
on Variable Account Options
will be positive or negative
depending on the investment
performance of the
underlying mutual fund.

--------------------------------------------------------------------------------

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70.

The Standard Death Benefit will be the greater of:

  Your Account Value on the Date Proof of Death is
  Received by VALIC
  OR
  100% of Purchase Payments (to Fixed
  and/or Variable Account Options)
-- (MINUS)
  Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. The amount of death benefits will also depend on the Payout Option that you selected. The Payout Options available in Portfolio Director 2 are described in the "Payout Period" section of this prospectus.

  - If the Life Only Option or Joint and Survivor Life Option were chosen, there will be no death benefit.

  - If the Life With Guaranteed Period Option, Joint and Survivor Life with Guaranteed Periods Option, Life with Cash or Unit Refund Option or Payment for a Designated Period Option were chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

     - Receive the present value of any remaining payments in a lump sum; or

     - Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Participant; or

     - Receive the present value of any remaining payments applied under the Payment for a Designated Period Option for a period equal to or shorter than the period remaining. Spouse beneficiaries may be entitled to more favorable treatment under federal tax law.

HOW TO REVIEW INVESTMENT PERFORMANCE
OF SEPARATE ACCOUNT DIVISIONS
--------------------------------------------------------------------------------

We will advertise information about the investment performance of VALIC Separate Account A Divisions. Our advertising of past investment performance results does not mean that future performance will be the same. The performance information will not predict what your actual investment experience will be in that Division or show past performance under an actual contract. We may also show how the Divisions rank on the basis of data compiled by independent ranking services.

Some of the Divisions (and underlying Funds) offered in this prospectus were previously available through other annuity contracts or to the general public before Portfolio Director 2 was first available to you. We may therefore, advertise investment performance since the inception of the underlying Funds. However, in doing so, we will use the charges and fees imposed by Portfolio Director 2 in calculating the Division's investment performance for earlier time frames.

TYPES OF INVESTMENT PERFORMANCE
INFORMATION ADVERTISED

We may advertise the Division's Total Return Performance information and Yield Performance information.

TOTAL RETURN PERFORMANCE
INFORMATION

Total Return Performance Information is based on the overall dollar or percentage change in value of an assumed investment in a Division over a given period of time.

There are seven ways Total Return Performance Information may be advertised:

  - Standard Average Annual Total Return
  - Nonstandard Average Annual Total Return
  - Cumulative Total Return
  - Annual Change in Purchase Unit Value
  - Cumulative Change in Purchase Unit Value
  - Total Return Based on Different Investment Amounts
  - An Assumed Account Value of $10,000

Each of these is described below.

STANDARD AVERAGE ANNUAL TOTAL RETURN

Standard Average Annual Total Return shows the average percentage change in the value of an investment in the Division from the beginning to the end of a given historical period. The results shown are after all charges and fees have been applied against the Division. This will include account maintenance fees and surrender charges that would have been deducted if you surrendered Portfolio Director 2 at the end of each period shown. Premium taxes are not deducted. This information is calculated for each Division based on how an initial assumed payment of $1,000 performed at the end of 1, 3, 5 and 10 year periods.

The return for periods of more than one year are annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

NONSTANDARD AVERAGE ANNUAL TOTAL
RETURN

Nonstandard Average Annual Total Return is calculated in the same manner as the Standard Average Annual Total Return. However, Nonstandard Average Annual Total Return shows only the historic investment results of the Division. Account maintenance fees, surrender charges and premium taxes are not deducted.

CUMULATIVE TOTAL RETURN

Cumulative Total Return assumes the investment in Portfolio Director 2 will stay in the Division beyond the time that a surrender charge would apply. It may be calculated for 1, 3, 5 and 10 year periods. It is based on an assumed initial investment of $10,000. The Cumulative Return will be calculated without deduction of account maintenance fees, surrender charges or premium taxes.

ANNUAL CHANGE IN PURCHASE UNIT VALUE

Annual Change in Purchase Unit Value is a percentage change during a one year period. This is calculated as follows:

  - The Purchase Unit Value at the start of the year is subtracted from the Purchase Unit Value at the end of the year;

  - The difference is divided by the Purchase Unit Value at the start of the year.

Account maintenance fees, surrender charges and premium taxes are not deducted. The effect of these charges, if deducted, would reduce the Division's Annual Change in Purchase Unit Value.

DIVISIONS -- Subaccounts of
VALIC Separate Account A
which represent the Variable
Account Options in Portfolio
Director 2. Each Division
invests in a different mutual
fund, each having its own
investment objective and
strategy.

PURCHASE PAYMENTS -- an
amount of money you pay to
VALIC to receive the benefits
of an annuity Contract offered
by Portfolio Director 2.

For more information on how
TOTAL RETURN PERFORMANCE
INFORMATION is calculated,
see the Statement of
Additional Information.

--------------------------------------------------------------------------------

CUMULATIVE CHANGE IN PURCHASE UNIT VALUE

Cumulative Change in Purchase Unit Value is a percentage change from the beginning to the ending of a period usually greater than one year. Otherwise, it is calculated in the same way as the Annual Change in Purchase Unit Value.

TOTAL RETURN BASED ON DIFFERENT
INVESTMENT AMOUNTS

We may show total return information based on different investment amounts. For example, we may show $200 a month for 10 years, or $100 a month to age 65. Fees may or may not be included. Each performance illustration will explain the Portfolio Director 2 charges and fees imposed on the Division.

AN ASSUMED ACCOUNT VALUE OF $10,000

We may show annual values based on an initial investment of $10,000. This will not reflect any deduction for account maintenance fees, surrender charges and premium taxes.

YIELD PERFORMANCE INFORMATION

We may advertise Yield Performance, at a given point in time. A Division's yield is one way of showing the rate of income the Division is earning as a percentage of the Division's Purchase Unit Value.

AGSPC MONEY MARKET DIVISION

We may advertise the AGSPC Money Market Division's Current Yield and Effective Yield.

The Current Yield refers to the income produced by an investment in the AGSPC Money Market Division over a given 7-day period. The Current Yield does not take into account surrender charges, account maintenance fees or premium taxes. The income produced over a 7 day period is then "annualized." This means we are assuming the amount of income produced during the 7-day period will continue to be produced each week for an entire year. The annualized amount is shown as a percentage of the investment.

The Effective Yield is calculated in a manner similar to the Current Yield. But, when the yield is annualized the income earned is assumed to be reinvested. The compounding effect will cause the Effective Yield to be higher than the Current Yield.

DIVISIONS OTHER THAN THE AGSPC MONEY MARKET DIVISION

We may advertise the standardized yield performance for each Division other than the AGSPC Money Market Division. The yield for each of these Divisions will be determined as follows:

  - We will subtract the account maintenance fee from the average daily net investment income per Purchase Unit;

  - We will divide the remainder by the Purchase Unit Value on the last day of the period; and

  - We will annualize the result.

PERFORMANCE INFORMATION:

AVERAGE ANNUAL TOTAL RETURN, CUMULATIVE RETURN AND ANNUAL AND CUMULATIVE CHANGE IN PURCHASE UNIT VALUE TABLES.


In the sections above we have described a number of ways we may advertise information about the investment performance of VALIC Separate Account A Divisions. Certain performance information for each VALIC Separate Account A Division is printed in the three tables below.


The information presented does not reflect the advantage under Portfolio Director 2 of deferring federal income tax on increases in Account Value due to earnings attributable to Purchase Payments (see "Federal Tax Matters" in the prospectus and in the Statement of Additional Information.) The information presented also does not reflect the advantage under Qualified Contracts of deferring federal income tax on Purchase Payments.

The performance information presented in the following tables reflects the performance of the underlying Fund after deduction of a mortality and expense risk fee and administration and distribution fee at an aggregate annualized rate of 0.80% to 1.05% during the Purchase Period on the daily net asset value of VALIC Separate Account A. The exact rate depends upon the Variable Account Option selected.

The performance results shown in the following tables are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.

                                                                         TABLE I
                          AVERAGE ANNUAL TOTAL RETURN
           WITH SURRENDER CHARGE AND ACCOUNT MAINTENANCE FEE IMPOSED
             (FROM UNDERLYING FUND INCEPTION TO DECEMBER 31, 1997)

                                                         INCEPTION      SINCE
                  FUND AND DIVISION*                       DATE       INCEPTION    10 YEARS    5 YEARS     3 YEARS      1 YEAR
                  ------------------                     ---------    ---------    --------    -------     -------      ------
AGSPC Growth Fund (Division 15)........................  04/29/94         21.28%         --          --       26.60%      14.95%
AGSPC International Government Bond Fund (Division
  13)..................................................  10/01/91          6.68          --        5.31%       3.20      (9.91)
AGSPC Money Market Fund (Division 6)...................  01/16/86            --        4.49%       2.61        2.76      (0.43)
AGSPC Science & Technology Fund (Division 17)..........  04/29/94         24.56          --          --       21.36      (2.88)
AGSPC Social Awareness Fund (Division 12)..............  10/02/89         14.26          --       18.06       29.96       27.69
AGSPC Stock Index Fund (Division 10)...................  04/20/87            --       16.01       18.34       28.74       26.94
American Century-Twentieth Century Ultra (Division
  31)..................................................  11/02/81            --       20.75       16.06       22.12       16.90
Founders Growth (Division 30)..........................  01/05/62            --       17.15       19.55       26.83       20.41
Neuberger&Berman Guardian Trust (Division 29)(1).......  06/01/50            --       16.44       14.52       20.12       11.80
Putnam Global Growth (Division 28).....................  09/01/67            --       10.23       13.06       12.58        7.35
Putnam New Opportunities (Division 26).................  08/31/90         27.50%         --       20.65       23.52       16.46
Putnam OTC & Emerging Growth (Division 27).............  11/01/82            --       16.90       17.84       19.35        4.31
Scudder Growth and Income (Division 21)(2).............  11/13/84            --       15.70       18.05       25.36       23.96
Templeton Foreign (Division 32)........................  10/05/82            --       12.39       12.31        9.46        0.94
Vanguard Fixed Income Securities Fund-
  Long-Term Corporate Portfolio (Division 22)**........  07/09/73            --        9.57        7.45       10.46        7.52
Vanguard Fixed Income Securities Fund-
  Long-Term U.S. Treasury Portfolio (Division 23)**....  05/19/86            --        9.25        7.60       10.67        7.59
Vanguard/Wellington (Division 25)......................  07/01/29            --       13.39       14.65       21.38       16.81
Vanguard/Windsor II (Division 24)......................  06/24/85            --       16.82       18.84       29.15       25.86

---------------

 * The Table reflects the historical performance of each Fund based on investment in a hypothetical Contract from the date of the Fund's inception. The actual performance of each Fund has been reduced by Separate Account fees that would have been incurred under the Contract. The Contracts offered by this prospectus became available for purchase on January 1, 1998.

 ** The performance figures for the Vanguard Fixed Income Securities
    Fund -- Long-Term Corporate Portfolio (Division 22) and the Vanguard Fixed Income Securities Fund -- Long-Term U.S. Treasury Portfolio (Division 23) in the Table do not take into account the Separate Account Reimbursement made by the Company directly to those Divisions. If such reimbursements were included, the performance figures for the Divisions would be higher.

(1) Neuberger&Berman Guardian Trust ("Trust") started operating on August 3, 1993. It has identical investment objectives and policies and invests in the same portfolio as Neuberger&Berman Guardian Fund ("Fund"), which is also managed by Neuberger&Berman Management Incorporated ("N&B Management"). The performance information for the Trust before August 3, 1993 is for the Fund. N&B Management voluntarily bears certain operating expenses of the Trust so that the Trust's expense ratio per annum will not exceed the expense ratio per annum of the Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated on sixty days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of the Fund.

(2) The Fund adopted its current name and objective on November 13, 1984. Its predecessor commenced operations on May 31, 1929.

                                                                        TABLE II

                          AVERAGE ANNUAL TOTAL RETURN
          WITH NO SURRENDER CHARGE OR ACCOUNT MAINTENANCE FEE IMPOSED
             (FROM UNDERLYING FUND INCEPTION TO DECEMBER 31, 1997)

                                                             INCEPTION     SINCE
                    FUND AND DIVISION*                         DATE      INCEPTION   10 YEARS   5 YEARS   3 YEARS   1 YEAR
                    ------------------                       ---------   ---------   --------   -------   -------   ------
AGSPC Growth Fund (Division 15)............................  04/29/94      22.21%        --         --     27.75%   20.04%
AGSPC International Government Bond Fund
  (Division 13)............................................  10/01/91       6.80         --       6.23%     4.84    (5.60)
AGSPC Money Market Fund (Division 6).......................  01/16/86         --       4.62%      3.61      4.41     4.34
AGSPC Science & Technology Fund (Division 17)..............  04/29/94      25.44         --         --     22.60     1.77
AGSPC Social Awareness Fund (Division 12)..................  10/02/89      14.39         --      18.70     31.06    32.78
AGSPC Stock Index Fund (Division 10).......................  04/20/87         --      16.16      18.98     29.86    32.03
American Century -- Twentieth Century Ultra (Division
  31)......................................................  11/02/81         --      20.85      16.71     23.33    21.98
Founders Growth (Division 30)..............................  01/05/62         --      17.25      20.14     27.96    25.50
Neuberger&Berman Guardian Trust (Division 29)(1)...........  06/01/50         --      16.54      15.19     21.36    16.89
Putnam Global Growth (Division 28).........................  09/01/67         --      10.32      13.76     13.97    12.43
Putnam New Opportunities (Division 26).....................  08/31/90      27.60%        --      21.21     24.70    21.54
Putnam OTC & Emerging Growth (Division 27).................  11/01/82         --      17.00      18.45     20.60     9.30
Scudder Growth and Income (Division 21)(2).................  11/13/84         --      15.79      18.65     26.51    29.05
Templeton Foreign (Division 32)............................  10/05/82         --      12.48      13.02     10.92     5.78
Vanguard Fixed Income Securities Fund --
  Long-Term Corporate Portfolio (Division 22)**............  07/09/73         --       9.66       8.26     11.88    12.54
Vanguard Fixed Income Securities Fund --
  Long-Term U.S. Treasury Portfolio (Division 23)**........  05/19/86         --       9.34       8.42     12.10    12.67
Vanguard/Wellington (Division 25)..........................  07/01/29         --      13.49      15.31     22.60    21.89
Vanguard/Windsor II (Division 24)..........................  06/24/85         --      16.91      19.43     30.25    30.96

---------------

* The Table reflects the historical performance of each Fund based on investment in a hypothetical Contract from the date of the Fund's inception. The actual performance of each Fund has been reduced by Separate Account fees that would have been incurred under the Contract. The Contracts offered by this prospectus became available for purchase on January 1, 1998.

** The performance figures for the Vanguard Fixed Income Securities
   Fund -- Long-Term Corporate Portfolio (Division 22) and the Vanguard Fixed Income Securities Fund -- Long-Term U.S. Treasury Portfolio (Division 23) in the Table do not take into account the Separate Account Reimbursement made by the Company directly to those Divisions. If such reimbursements were included, the performance figures for the Divisions would be higher.

                                                                       TABLE III
                               CUMULATIVE RETURN
          WITH NO SURRENDER CHARGE OR ACCOUNT MAINTENANCE FEE IMPOSED
             (FROM UNDERLYING FUND INCEPTION TO DECEMBER 31, 1997)

                                                              INCEPTION     SINCE
                     FUND AND DIVISION*                         DATE      INCEPTION    10 YEARS   5 YEARS   3 YEARS   1 YEAR
                     ------------------                       ---------   ----------   --------   -------   -------   ------
AGSPC Growth Fund (Division 15).............................  04/29/94      109.16%         --        --    108.49%    20.04%
AGSPC International Government Bond Fund (Division 13)......  10/01/91       50.93          --     35.29%    15.23    (5.60)
AGSPC Money Market Fund (Division 6)........................  01/16/86          --       57.02%    19.40     13.83      4.34
AGSPC Science & Technology Fund (Division 17)...............  04/29/94      130.23          --        --     84.28      1.77
AGSPC Social Awareness Fund (Division 12)...................  10/02/89      203.45          --    135.63    125.12     32.78
AGSPC Stock Index Fund (Division 10)........................  04/20/87          --      347.12    138.45    118.99     32.03
American Century -- Twentieth Century Ultra (Division 31)...  11/02/81          --      564.51    116.50     87.58     21.98
Founders Growth (Division 30)...............................  01/05/62          --      390.90    150.26    109.52     25.50
Neuberger&Berman Guardian Trust (Division 29)(1)............  06/01/50          --      361.98    102.76     78.73     16.89
Putnam Global Growth (Division 28)..........................  09/01/67          --      167.04     90.49     48.04     12.43
Putnam New Opportunities (Division 26)......................  08/31/90      498.79%         --    161.66     93.90     21.54
Putnam OTC & Emerging Growth (Division 27)..................  11/07/82          --      380.55    133.13     75.42      9.30
Scudder Growth and Income (Division 21)(2)..................  11/13/84          --      333.35    135.19    102.48     29.05
Templeton Foreign (Division 32).............................  10/05/82          --      224.22     84.42     36.46      5.78
Vanguard Fixed Income Securities Fund --
  Long-Term Corporate Portfolio (Division 22)**.............  07/09/73          --      151.45     48.73     40.04     12.54
Vanguard Fixed Income Securities Fund --
  Long-Term U.S. Treasury Portfolio (Division 23)**.........  05/19/86          --      144.25     49.81     40.88     12.67
Vanguard/Wellington (Division 25)...........................  07/01/29          --      254.38    103.88     84.27     21.89
Vanguard/Windsor II (Division 24)...........................  06/24/85          --      377.09    142.98    120.96     30.96

---------------

* The Table reflects the historical performance of each Fund based on investment in a hypothetical Contract from the date of the Fund's inception. The actual performance of each Fund has been reduced by Separate Account fees that would have been incurred under the Contract. The Contracts offered by this prospectus became available for purchase on January 1, 1998.

** The performance figures for the Vanguard Fixed Income Securities
   Fund -- Long-Term Corporate Portfolio (Division 22) and the Vanguard Fixed Income Securities Fund -- Long-Term U.S. Treasury Portfolio (Division 23) in the Table do not take into account the Separate Account Reimbursement made by the Company directly to those Divisions. If such reimbursements were included, the performance figures for the Divisions would be higher.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGES THAT MAY NOT BE MADE

The following terms in Portfolio Director 2 may not be changed once your account has been established:

  - The Contract Owner;

  - The Participant; and

  - The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain tax laws and regulations.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a Contingent Owner under an individual non-tax qualified Contract. During the Purchase Period, the Contingent Owner may be changed. However, if the Contract Owner dies, benefits must be distributed as required by the federal tax law.

CANCELLATION -- THE 20 DAY "FREE LOOK"

The Contract Owner may cancel an individual contract by returning it to the Company within 20 days after delivery. (A longer period will be allowed if required under state law.) A refund will be made to the Contract Owner within 7 days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or the amount required under state law, if larger.

WE RESERVE CERTAIN RIGHTS

We reserve the right to:
  - Amend the Contract to conform with substitutions of investments;

  - Amend the Contract to comply with tax or other laws;

  - Make changes (upon written notice) to group Contracts that would apply only to new Participants after the effective date of the changes;

  - Operate VALIC Separate Account A as a management investment company under the 1940 Act, in consideration of an investment management fee or in any other form permitted by law;

  - Deregister VALIC Separate Account A under the 1940 Act, if registration is no longer required;

  - Stop accepting new Participants under a group Contract.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered as a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of Portfolio Director 2 in this prospectus.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds on your behalf shares of the Funds which comprise the Variable Account Options. From time to time the Funds are required to hold a shareholder meeting to obtain approval from their shareholders for certain matters. As a Participant, you may be entitled to give voting instructions to us as to how VALIC Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholders meeting is held. For more information about these shareholder meetings and when they may be held, see the Funds' prospectuses.

WHO MAY GIVE VOTING INSTRUCTIONS

In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. This will be true even if your employer is the Contract Owner. Contract Owners will instruct VALIC Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if Portfolio Director 2 was issued in connection with a nonqualified and unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES
ATTRIBUTABLE TO YOUR ACCOUNT

DURING PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING PAYOUT PERIOD OR AFTER A DEATH
BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

The Funds which comprise the Variable Account Options in Portfolio Director 2 may have a number of shareholders including VALIC Separate Account A, VALIC other affiliated insurance company separate accounts and retirement plans within the American General group of companies and public shareholders.

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all the Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

VALIC will vote the shares of the Funds it holds based on, and in the same proportion as, the voting instructions received from participants in VALIC Separate Account A.

In the future, we may decide how to vote the shares of VALIC or VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

VALIC SEPARATE
ACCOUNT A -- a segregated
asset account established by
VALIC under the Texas
Insurance Code. The purpose
of VALIC Separate Account A
is to receive and invest your
Purchase Payments and
Account Value in the Variable
Account Options you have
selected.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

Portfolio Director 2 provides tax-deferred accumulation over time, but is subject to federal income and excise taxes, mentioned briefly below. You should refer to the Statement of Additional Information for further details. Section references are to the Internal Revenue Code ("Code"). We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax adviser regarding how the current rules apply to your specific situation.

TYPE OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program or 408(b) IRA, or is instead a nonqualified Contract. Portfolio Director 2 is used under the following types of retirement arrangements:

  - Section 403(b) annuities for employees of public schools and
     Section 501(c)(3) tax-exempt
     organizations;

  - Section 401(a) and 403(a) qualified plans of for-profit employers and other employers (including self-employed individuals);

  - Section 408(b) individual retirement annuities;

  - Section 457 deferred compensation plans of governmental and tax-exempt employers;

  - Section 408(k) simplified deferred
     compensation plans of private
     employers.

  - Section 408(p) SIMPLE Retirement
     Accounts

The foregoing Contracts are "Qualified Contracts." Certain series of Portfolio Director 2 may also be available through a nondeductible Section 408A "Roth" individual retirement annuity.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

In addition, Portfolio Director 2 is also available through "Non-Qualified Contracts" to the extent acquired by "Non-Natural Persons." Such Non-Qualified Contracts generally include unfunded, nonqualified deferred compensation plans of corporate employers.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the contract is offered, and your personal tax adviser.

Purchase Payments under Portfolio Director 2 can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for special rules, including those applicable to taxable, non-natural owners of Non-Qualified Contracts.

Distributions are taxed differently depending on the program through which Portfolio Director 2 is offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution which is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

Amounts subject to income tax may also incur excise tax, under the circumstances described in the Statement of Additional Information. Generally, they would also be subject to some form of federal income tax withholding unless rolled into another tax-deferred vehicle. Required withholding will vary according to type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in Section 403(a), 403(b), or 408(b) of the Code does not lose its deferred tax treatment if purchase payments under the contract are invested in publicly available mutual funds. In a ruling published in 1981, the Internal Revenue Service ("IRS") had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling has been superseded by subsequent legislation (Code Section 817(h))

--------------------------------------------------------------------------------

which specifically exempts these Qualified Contracts, and the IRS has no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law. In any event, were the IRS to challenge the deferred tax treatment of these Qualified Contracts under the theory of the 1981 ruling, VALIC and its tax counsel believe that Contract owners would prevail.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of ownership of the Mutual Fund shares.

Generally, investment earnings on contributions to Non-Qualified Contracts will be taxed currently to the owner and such contracts will not be treated as annuities for federal income tax purposes.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from Premium Payments made to:

  - Portfolio Director 2 Contract issued to a tax favored retirement program purchased with pre-tax premium payments;

  - A non-qualified Contract purchased with after-tax Premium Payments and;

  - Conventional savings vehicles such as savings accounts.

                        THE POWER OF TAX-DEFERRED GROWTH

                                  [BAR GRAPH]

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax deferred plan, (2) contributing $100 to a nonqualified, tax-deferred annuity, and (3) contributing $100 per month ($138.89 since contributions are made before tax) to a qualified tax-deferred plan. The chart assumes a 28% tax rate and an 8% fixed rate of return. The deduction of fees and charges for both tax-deferred plans is reflected in the chart. Variable options incur mortality and expense risk fee and administration and distribution fee charges (0.80% - 1.05% during the purchase period and 1%-1.25% during the payout period) and may also incur account maintenance fees ($3.75 per quarter) and surrender charges (5% of the lesser of all contributions received during the last 60 months or the amount withdrawn). The dotted lines represent the amounts remaining after withdrawal and payment of taxes and any surrender charge. An additional 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

Unlike savings accounts, Premium Payments made to tax-favored retirement programs and Non-Qualified Contracts generally provide tax deferred treatment on earnings. In addition, Premium Payments made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax deferred savings using a 28% Federal tax bracket, an annual fixed yield (BEFORE THE DEDUCTION OF ANY FEES OR CHARGES) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual fixed yield of 5.76% under a conventional savings program. THE 8% YIELD ON THE TAX-FAVORED PROGRAM WILL BE REDUCED BY THE IMPACT OF INCOME TAXES UPON WITHDRAWAL. The yield will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees and charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment. The chart below illustrates this principle by comparing a

--------------------------------------------------------------------------------

pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a conventional savings account:

                              PAYCHECK COMPARISON

                            TAX-FAVORED        CONVENTIONAL
                            RETIREMENT           SAVINGS
                              PROGRAM            ACCOUNT
                            -----------        ------------
Annual amount available
  for savings before
  federal taxes.........      $2,500              $2,500
Current federal income
  tax due on Purchase
  Payments..............           0                (700)
Net retirement plan
  Purchase Payments.....      $2,500              $1,800

This chart assumes a 28% federal income tax rate. The $700 which is paid toward current federal income taxes reduces the actual amount saved in the conventional savings account to $1,800, while the full $2,500 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,500, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a conventional savings account requires the full $2,500 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under Section 403(b) of the Code, which allows participants to exclude contributions within limits, from gross income.

YEAR 2000
--------------------------------------------------------------------------------

YEAR 2000 RISKS

Like other insurance companies, financial and business organizations around the world, each of the Variable Account Options and the underlying mutual funds could be adversely affected if the computer systems used by the Company, other service providers and entities with computer systems that are linked to the Company's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Company is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that its uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Variable Account Options' other major service providers. The Company expects to be substantially complete with its computer systems projects to address year 2000 issues by the end of 1998. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Variable Account Options.

                      (This page intentionally left blank)

                REVOCATION OF TELEPHONE ASSET TRANSFER AUTHORITY
    Participant/Contract Owner Name:

    ------------------------------------------------------------------------
    Social Security Number:

    ------------------------------------------------------------------------
    Birth Date:

I am the Participant under or Contract Owner of one or more variable annuity contracts issued by The Variable Annuity Life Insurance Company ("VALIC"). I hereby instruct VALIC not to accept any telephone instructions to transfer Account Values among investment options or change the allocation of future Purchase Payments from me, anyone representing me or anyone representing himself or herself to be me. I understand as a result of executing this form that the transfer of Account Values or Payout Values among investment options or changes in the allocation of future Purchase Payments may only be effected upon the receipt by VALIC of my written instructions.

------------------------------------------------------------       ---------------------------------------
            Participant/Contract Owner Signature                                    Date
Mail this form to any Regional Office (see the last page of your prospectus for addresses) or to the Home
Office at the following address: VALIC, Customer Service A3-01, 2929 Allen Parkway, Houston, TX 77019.

                      (This page intentionally left blank)

Please tear off, complete and return the form below to one of our Regional Offices at the address shown on the inside back cover of this Prospectus. A Statement of Additional Information may also be ordered by calling 1-800-44-VALIC.

 ................................................................................

                          PORTFOLIO DIRECTOR CONTRACTS

Please send me a free copy of the Statement of Additional Information for The Variable Annuity Life Insurance Company Separate Account A (Portfolio Director
2).

                             (Please Print or Type)

--------------------------------------------------------------------------------


   Name:                                                  G.A. #
   Address:                                               Policy #
   Social Security Number:
-------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                      PAGE
                                                      ----
General Information.................................    4
    Marketing Information...........................    4
    Endorsements and Published Ratings..............    7
Types of Variable Annuity Contracts.................    8
Federal Tax Matters.................................    8
    Tax Consequences of Purchase Payments...........    9
    Tax Consequences of Distributions...............   10
    Special Tax Consequences -- Early
      Distribution..................................   11
    Special Tax Consequences -- Required
      Distributions.................................   12
    Tax Free Rollovers, Transfers and Exchanges.....   13
Exchange Privilege..................................   14
    Exchanges From Portfolio Director, Exchanges
      From Portfolio Director 2.....................   14
    Exchanges From Independence Plus Contracts......   14
    Exchanges From V-Plan Contracts.................   16
    Exchanges From SA-1 and SA-2 Contracts..........   17
    Exchanges From Impact Contracts.................   18
    Exchanges From Compounder Contracts.............   19
    Information Which May Be Applicable To Any
      Exchange......................................   20
Calculation of Surrender Charge.....................   21
    Illustration of Surrender Charge on Total
      Surrender.....................................   21
    Illustration of Surrender Charge on a 10%
      Partial Surrender Followed by a Full
      Surrender.....................................   21
Purchase Unit Value.................................   22
    Illustration of Calculation of Purchase Unit
      Value.........................................   22
    Illustration of Purchase of Purchase Units......   22
Performance Calculations............................   22
    AGSPC Money Market Division Yields..............   22
    Calculation of Current Yield for AGSPC Money
      Market Division Six...........................   22
    Illustration of Calculation of Current Yield for
      AGSPC Money Market Division Six...............   22
    Calculation of Effective Yield for AGSPC Money
      Market Division Six...........................   23
    Illustration of Calculation of Effective Yield
      for AGSPC Money Market Division Six...........   23
Standardized Yield for Bond Fund Divisions..........   23
    Calculation of Standardized Yield for Bond Fund
      Divisions.....................................   23
    Illustration of Calculation of Standardized
      Yield for Bond Fund Divisions.................   23
    Calculation of Average Annual Total Return......   24
Performance Information.............................   25
    Hypothetical $10,000 Account Value and
      Cumulative Return as Compared to Benchmark
      Tables........................................   25
    Performance Compared to Market Indices..........   25
    AGSPC Growth Division Fifteen Performance
      Compared to S&P 500 Index.....................   28
    AGSPC International Government Bond Division
      Thirteen Performance Compared to Salomon
      Brothers Non-U.S. Dollar World Government Bond
      Index.........................................   28

                                                      PAGE
                                                      ----
    AGSPC Money Market Division Six Performance
      Compared to Certificate of Deposit Primary
      Offering by New York City Banks, 30 Day
      Index.........................................   29
    AGSPC Science & Technology Division Seventeen
      Performance Compared to S&P 500 Index.........   29
    AGSPC Social Awareness Division Twelve
      Performance Compared to S&P 500 Index.........   30
    AGSPC Stock Index Division Ten Performance
      Compared to S&P 500 Index.....................   30
    American Century -- Twentieth Century Ultra
      Division Thirty-one Compared to S&P 500 Index
      and NASDAQ Composite Index....................   31
    Founders Growth Division Thirty Compared to S&P
      500 Index.....................................   31
    Neuberger&Berman Guardian Trust Division
      Twenty-nine Compared to S&P 500 Index.........   32
    Putnam Global Growth Division Twenty-eight
      Compared to MCSI World Index and S&P 500
      Index.........................................   32
    Putnam New Opportunities Division Twenty-six
      Compared to S&P 500 Index.....................   33
    Putnam OTC & Emerging Growth Division Twenty-
      seven Compared to Russell 2000 Index and S&P
      500 Index.....................................   34
    Scudder Growth and Income Division Twenty-one
      Compared to S&P 500 Index.....................   34
    Templeton Foreign Division Thirty-two Compared
      to EAFE Index.................................   35
    Vanguard Fixed Income Securities
      Fund -- Long-Term Corporate Portfolio Division
      Twenty-two Compared to Merrill Lynch Corporate
      Master Index..................................   35
    Vanguard Fixed Income Securities
      Fund -- Long-Term U.S. Treasury Portfolio
      Division Twenty-three Compared to Lehman
      Brothers U.S. Treasury Long-Term Index........   36
    Vanguard/Wellington Division Twenty-five
      Compared to S&P 500 Index and Merrill Lynch
      Corporate Master Index........................   36
    Vanguard/Windsor II Division Twenty-four
      Compared to S&P 500 Index.....................   37
Payout Payments.....................................   38
    Assumed Investment Rate.........................   38
    Amount of Payout Payments.......................   38
    Payout Unit Value...............................   38
    Illustration of Calculation of Payout Unit
      Value.........................................   39
    Illustration of Payout Payments.................   39
Distribution of Variable Annuity Contracts..........   40
Experts.............................................   40
Comments on Financial Statements....................   41

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

================================================================================

                 FOR ADDITIONAL INFORMATION ABOUT THE CONTRACTS
                     CONTACT YOUR NEAREST REGIONAL OFFICE:

3535 Grandview Parkway
Suite 200
Birmingham, AL 35243
(205) 967-8955
10851 N. Black Canyon Hwy
Suite 700
Phoenix, AZ 85029
(602) 678-1700
222 South Harbor Blvd.
10th Floor
Anaheim, CA 92805
(714) 774-7844
1900 O'Farrell St.
Suite 390
San Mateo, CA 94403
(650) 574-5433
165 South Union Blvd.
Suite 1050
Lakewood, CO 80228
(303) 988-3344
10006 N. Dale Mabry Hwy.
Suite 113
Tampa, FL 33618
(813) 961-1611
100 Ashford Center North
Suite 100
Atlanta, GA 30338
(770) 395-4700
230 West Monroe
Suite 1900
Chicago, IL 60606
(312) 368-1001
11711 N. Meridian St.
Suite 300
Carmel, IN 46032
(317) 574-7145
7310 Ritchie Highway
Suite 800
Glen Burnie, MD 21061
(410) 768-2330
1301 West Long Lake Road
Suite 340
Troy, MI 48098
(248) 641-0022
8500 Normandale Lake Blvd.
Suite 750
Bloomington, MN 55437
(612) 893-1099
4266 Interstate 55N
Suite 108
Jackson, MS 39211
(601) 981-5801
410 Amherst Street
Suite 250
Nashua, NH 03063
(603) 883-3840
90 Woodbridge Ctr. Dr.
Suite 300
Woodbridge, NJ 07095
(732) 750-5611
University Tower
3100 Tower Blvd.
Suite 1601, Box 50
Durham, NC 27707
(919) 489-6529
Two Summit Park Drive
Suite 410
Independence, OH 44131
(216) 520-2028
1800 S.W. First Avenue
Suite 505
Portland, OR 97201
(503) 223-6288
1767 Sentry Pkwy. West 19
Suite 300
Blue Bell, PA 19422
(215) 646-8030
Two International Plaza
Suite 601
Nashville, TN 37217
(615) 254-4822
5400 LBJ Freeway
Suite 1340
Dallas, TX 75240
(972) 490-1515
800 Gessner
Suite 1280
Houston, TX 77024
(713) 465-2253

   There are also more than thirty-six branch offices located throughout the country.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                                 1-800-44-VALIC
      FOR UNIT VALUE INFORMATION CALL: 1-800-42-VALIC & TDD 1-800-24-VALIC
             FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-800-621-7792
                               TDD 1-800-35-VALIC
                           EASYACCESS 1-800-42-VALIC
                         TDD EASYACCESS 1-800-24-VALIC

================================================================================